[WM VARIABLE TRUST LOGO]





                               W M   V A R I A B L E   T R U S T

                               -       STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                              Common sense. Uncommon solutions.



                                   [PICTURE]




                                 ANNUAL REPORT

                               for the year ended

                               December 31, 2001

WM Strategic Asset Management Portfolios strategic growth portfolio conservative growth portfolio balanced portfolio conservative balanced portfolio flexible income portfolio

     Table of Contents

     Message From The President.............................................. 1
     History Is On Our Side.................................................. 2
     Guidance................................................................ 4
     Individual Portfolio Reviews............................................ 5
     Statements Of Assets And Liabilities................................... 16
     Statements Of Operations............................................... 17
     Statements Of Changes In Net Assets.................................... 18
     Statements Of Changes In Net
     Assets - Capital Stock Activity........................................ 20
     Financial Highlights................................................... 22
     Portfolio Of Investments............................................... 26
     Notes To Financial Statements.......................................... 29
     Independent Auditors' Report........................................... 34
     Other Information (unaudited).......................................... 35


[PHOTO]

DEAR INVESTOR,

Although the year closed with strong performance, it was generally a tough period for many equity investors. Many of us not only witnessed unprecedented market volatility during the year, but also a somewhat unsettling amount of global and political uncertainty. The good thing is that we now see some improvements on the horizon as well as seeing how strategic investment planning helps to alleviate downside risk. Those of us who were affected by the market events can learn from this experience and take proactive steps to help ensure that we are better prepared for the future. At the WM Group of Funds, we will continue to rely on a long-term strategy that utilizes some core investment principles, which now ring truer than ever.

The first investment principle involves maintaining a long-term focus. At the WM Group of Funds, our investment roots date back to 1939. During this time, we have seen bull and bear markets come and go along with multiple economic recessions and recoveries. The overriding theme throughout history is that both the economy and the stock market have always rebounded. Simply put, we believe despite the current recession and the tragedy of September 11th, the economy and the market will recover over the long term.

It is also important to maintain a core investment philosophy that incorporates diversification and asset allocation. It's fairly simple - at the WM Group of Funds, we maintain a conservative investment philosophy that has withstood the test of time and has rewarded investors with strong long-term results. Our philosophy is based on the belief that risk and return are proportional, and risk can be managed through diversification and asset allocation. This was clearly evident by the results of the past 12 months. Investors who spread their assets among a diversified mix of both stocks and bonds enjoyed significant success relative to those who held equity investments alone. Asset allocation, or how you combine your investments among different asset classes, is the most important factor in determining your long-term results. While much of the market has been volatile recently, knowing you are invested in a professionally managed, diversified portfolio can provide some much needed peace of mind.

Another basic principle we have relied upon is incorporating a wide range of products to enable proper diversification. Our product offerings include stock, bond, and money market funds, as well as actively managed "fund of funds." We also draw upon the expertise of different management firms and management styles to give you more options to help reach your goals. There is something to be said about knowing your strengths and seeking out the best managers in areas that are not our primary focus -- this is what we do at the WM Group of Funds. And, despite the heightened market volatility, we are very pleased with our results. Not only did our fixed-income funds perform strongly during the year, but our conservative, value-based equity funds also provided solid performance despite very weak economic and market conditions. Additionally, our Strategic Asset Management (SAM) Portfolios, which are designed to manage risk while pursuing various long-term investment goals, performed well relative to the overall market during this tumultuous period.

At the WM Group of Funds we are here to ensure you have responsive customer service and 24-hour access to your account through our Web site at www.wmgroupoffunds.com. Here you will find market commentary, fund information and performance, and much more. We also encourage you to meet regularly with your Investment Representative, who can offer professional guidance to help you effectively manage your long-term financial plan. By reviewing your financial plan, you and your Representative can explore strategies to take advantage of time-tested investment principles such as diversification, asset allocation, and dollar cost averaging.(1)

The following annual report details the investment performance and strategy for the WM Variable Trust Funds that are used as underlying investments for our multiple variable annuity products, each designed to provide you with the potential for tax-deferred investment growth.(2) Each variable annuity product has different features and benefits as well as expenses, so please contact the WM Group of Funds or your Investment Representative for information on your particular account.

For over 60 years, we have dedicated ourselves to helping investors reach their financial goals, and we thank you for your continued confidence in the WM Group of Funds.

Sincerely,

/s/ WILLIAM G. PAPESH
-----------------------------------
William G. Papesh
President

(1) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

(2) Withdrawals made from annuity products prior to age 59 1/2 may be subject to a 10% tax penalty.

HISTORY IS ON OUR SIDE

Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term.

Given the tragic events of September 11, 2001 and their impact on equity markets around the globe, it is important to examine the U.S. economy and its financial markets from a historical perspective. Throughout history, markets have been shocked by tragedy, recession and war, but have always shown tremendous resiliency over the long term. This time should not be any different, and we have already seen significant improvement at the close of 2001. Although the effects of the attacks will put additional strain on an already weak economic system, they should not affect investors' long-term investment strategies. Investors should continue to rely on basic investment principles that include a long-term outlook, diversification, and ensuring that their assets are strategically aligned with their goals and objectives. These strategies can help to reduce risk and help prepare investors for any future market events.

A Time-Tested Investment Philosophy

The WM Group of Funds has an investment foundation that dates back to 1939. During this time, we've experienced both the downside and the upside of changing economies and markets. In the chart below, you can see that equities (as measured by the S&P 500 Index) have exhibited significant long-term growth since 1939 despite several tragic events. History has been marked by wars, assassi-nations, invasions, and other crises, but the U.S. stock market has continued to move in a positive direction. Backed by our conservative, long-term investment philosophy, the WM Group of Funds has grown as well. Our fund family has evolved and expanded to offer a wide range of investment products designed to help investors take control of their financial success.


       The Market Keeps Growing:May 31, 1939 - December 31, 2001

[GRAPH]

(*) Source: Ibbotson Associates. Includes reinvestment of all dividends and distributions. The S&P 500 is an unmanaged index considered representative of large-cap U.S. stocks. Individuals cannot invest directly in any index. Past performance is not a guarantee of future results.

2001: A Difficult Road                                                   [PHOTO]

Although U.S. equities hit bear market levels in 2001 for the first time in nearly a decade, the reality is that market volatility has been with us through-out history. Without a long-term historical perspective, 2001 can look quite unsettling. However, history has shown that markets overcome short-term events. The news was not all bad though. With the slowing economy and the corresponding drop in interest rates, the performance of fixed-income assets was boosted, thus helping to reward investors who had diversified their portfolios by incorporating bond holdings alongside their stock positions. Also, equity markets rebounded in the fourth quarter for their strongest performance in two years. This limited some of the losses for the year and moved select segments of the market into positive territory.

The Diversification Solution

One important lesson to take away from recent history is the importance of diversification within a long-term investment plan. Diversification is the process of including multiple investments within one portfolio to spread risk and reduce the impact of negative performance from any one security or type of investment. As volatility in equity markets has increased, the benefits of diversification have become more evident. The charts below illustrate the results. A hypothetical portfolio that invested in equal weightings of eight different types of investments not only reduced risk, but generated an average annual return of 4.78% for the three-year period ended December 31, 2001, compared with a -1.03% return for large-cap stocks alone. We believe this time-tested strategy is critical for the success of any long-term investment plan.



                            Diversified Portfolio(*)
                              3-Year Average Annual
                                  Return: 4.78%

Large-Cap Stocks ..........
Small-Cap Stocks ..........
Foreign Stocks ............
Cash ......................
Mid-Cap Stocks ............
Corporate Bonds ...........
Government Bonds ..........
Mortgage Bonds ............

(*)Each category represents an equal weighting of 12.5%.




                           Large-Cap Stock Portfolio
                              3-Year Average Annual
                                 Return: -1.03%


                                      100%
                                   Large-Cap
                                     Stocks

Source: Ibbotson Associates. Diversified Portfolio represents an equal mix of the following investment indices: large-cap stocks: S&P 500 Index; small-cap stocks: Russell 2000 Index; foreign stocks: MSCI EAFE Index; cash: 30-day T-Bill; mid-cap stocks: S&P Mid Cap 400 Index; corporate bonds: Lehman Brothers Credit Index; government bonds: Lehman Brothers Government Bond Index; mortgage bonds: Lehman Brothers Mortgage Bond Index. The 100% Large-Cap Stock Portfolio is represented by the S&P 500. Different asset classes carry varying degrees of risk. Indices are unmanaged, and individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

        GUIDANCE

Look For Professional Guidance

Times of volatility and economic uncertainty underscore the importance of professional guidance. Quality professional money management can provide some much needed peace of mind during volatile times. Knowing that your investment portfolio is being managed by a team of dedicated investment professionals can go a long way in providing reassurance in an otherwise unsettling market environment. The results support this as well. During 2000, when the market volatility first began to increase, over 70% of actively managed domestic equity funds outperformed the S&P 500.(1) As volatility continued in 2001, our conservative, disciplined, value philosophy also provided strong relative results. Look to the WM Group of Funds during these volatile times.

        Meet With Your Investment Representative

        Your Investment Representative can offer a wide range of investment strategies to help cope with uncertain markets. It is important to visit your Representative regularly to review your investments and ensure that you are still on track to meet your long-term financial goals. Together, you and your Representative can build a comprehensive investment plan to withstand a variety of market environments.

STRATEGIES
TO DISCUSS

With Your

Investment

Representative:

1 DIVERSIFICATION AND ASSET ALLOCATION -- your Investment Representative can help you revisit your goals and make sure that your assets are aligned accordingly. This is the process of asset allocation, and it builds on the foundation of diversification discussed earlier. The combination of these basic investment philosophies can be an extremely powerful tool to deal with market volatility and uncertainty.

2 DOLLAR COST AVERAGING(2) -- this investment strategy can help you ease back into the equity markets a little at a time. Regular investing can be a powerful strategy to minimize the impact of fluctuating markets. While dollar cost averaging can't guarantee a profit or protect against losses, it can help smooth out the normal ups and downs of investing and keep you from attempting to time the market -- a common pitfall. Talk to your Representative about a dollar cost averaging solution that can help you potentially lower the average cost of the shares you purchase.

3 MAINTAINING A LONG-TERM PERSPECTIVE -- regular meetings with your Investment Representative can help ensure that you're maintaining the long-term historical perspective that is so important for investment success. Markets have always recovered and rebounded, and investors have eventually been rewarded by focusing on the long-term rather than reacting to short-term market uncertainty. Set up a long-term investment solution and reduce your day-to-day financial stress.

(1) Source: Morningstar: January 2001. Past performance is not a guarantee of future results.

(2) Dollar cost averaging does not assure a profit and does not protect against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. Before starting such a program, you should consider your ability to make purchases through periods of low price levels.

INDIVIDUAL
PORTFOLIO
REVIEWS

To Our Asset Allocation Clients

We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs. This report includes performance reviews and highlights of the investment strategies incorporated during the twelve-month period ended December 31, 2001.

Understanding the Enclosed Charts and Performance

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:


- The INFLATION INDEX is a measurement of the change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

- The LEHMAN BROTHERS AGGREGATE BOND INDEX is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

- The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure performance and reflects both changes in the value of the units as well as any income dividend and/or capital gain distributions made during the period. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate with market conditions, so that an investor's units when redeemed may be worth more or less that their original cost. Investing in securities underlying a variable annuity involves risk.

Please note that performance shown in this report represents performance of the WM Variable Trust Funds and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life, and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans.

WM Advisors' Asset
Allocation Team
RANDY YOAKUM
Senior Portfolio Manager
Chief Investment Officer
WM Advisors, Inc.

Randy Yoakum is a Chartered Financial Analyst with more than 17 years of investment management experience. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University. Accomplished in the field of asset management, Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He currently serves as chairman of the Investment Committee and the Asset Allocation Team, as well as acting as lead portfolio manager of the WM VT GROWTH & INCOME FUND and WM VT GROWTH FUND OF THE NORTHWEST. He has extensive experience in the field of asset allocation, having served as Chairman and Senior Portfolio Manager for an asset allocation product at his previous employer, D.A. Davidson & Co. (DADCO).

In addition to acting as Chief Investment Officer and Chairman of the Investment Policy Committee at DADCO, he was also responsible for overseeing the research staff for the Trust Company, Investment Management Firm, and the Brokerage Division. Prior to that, Mr. Yoakum served as Senior Vice President and Chief Equity Officer at Boatman's Trust Company, where he was responsible for all equity and balanced investment analysis, asset allocation, research, portfolio management, and trading.

He managed over 100 investment professionals as well as $25 billion in assets. His other duties at Boatman's included senior portfolio management of the Asset Allocation Portfolios, as well as chairing the Equity Investment Group and managing the high profile equity and balanced portfolios.

Mr. Yoakum draws on the expertise of two dedicated senior analysts for the WM SAM Portfolios, both of whom have significant experience and background with asset allocation products.

Michael Meighan, Senior Investment Analyst is also dedicated to the asset allocation team at WM Advisors. Mr. Meighan is a Chartered Financial Analyst candidate and holds a B.S. from Santa Clara University and an M.B.A. from Gonzaga University. He was previously employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product. His responsibilities included all managed investment products and the creation, analysis and maintenance of the supervised recommended list of mutual funds for the firm. Mr. Meighan also developed policy for the firm as a member of both the DADCO Investment Policy Committee and the Davidson Trust Company Investment Committee.

Charles Averill is a Chartered Financial Analyst and a Senior Quantitative Analyst, having been with WM Advisors for over 11 years. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University. Before joining the team at WM Advisors in 1990, Mr. Averill taught economics at Gonzaga University and worked as a news editor.


GARY POKRZYWINSKI
Senior Portfolio Manager
Chairman of the Fixed Income
Investment Team
WM Advisors, Inc.

Gary Pokrzywinski also assists the asset allocation team. He is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. Mr. Pokrzywinski is a Chartered Financial Analyst and currently manages the WM VT INCOME FUND AND THE WM HIGH YIELD FUND.

STRATEGIC GROWTH PORTFOLIO

Growth of a $10,000 Investment (class 1 shares)(1)

[GRAPH]

  DATE          Fund          Inflation      Capital Market       S&P
 ------        -------        ---------      --------------     -------
 May-97        $10,000         $10,000           $10,000        $10,000
 Jun-97        $10,320         $10,012           $10,413        $10,446
 Jul-97        $10,970         $10,025           $11,186        $11,275
 Aug-97        $10,550         $10,044           $10,616        $10,648
 Sep-97        $11,040         $10,069           $11,155        $11,232
 Oct-97        $10,610         $10,094           $10,836        $10,857
 Nov-97        $10,630         $10,087           $11,293        $11,359
 Dec-97        $10,700         $10,075           $11,479        $11,555
 Jan-98        $10,860         $10,094           $11,608        $11,683
 Feb-98        $11,710         $10,112           $12,361        $12,525
 Mar-98        $12,170         $10,131           $12,935        $13,167
 Apr-98        $12,360         $10,150           $13,059        $13,299
 May-98        $12,060         $10,169           $12,869        $13,071
 Jun-98        $12,409         $10,181           $13,350        $13,602
 Jul-98        $12,168         $10,194           $13,225        $13,457
 Aug-98        $10,423         $10,206           $11,526        $11,511
 Sep-98        $11,004         $10,219           $12,217        $12,249
 Oct-98        $11,636         $10,244           $13,105        $13,245
 Nov-98        $12,389         $10,244           $13,828        $14,048
 Dec-98        $13,503         $10,237           $14,549        $14,857
 Jan-99        $14,255         $10,262           $15,107        $15,478
 Feb-99        $13,793         $10,275           $14,658        $14,997
 Mar-99        $14,645         $10,306           $15,194        $15,597
 Apr-99        $15,427         $10,381           $15,728        $16,202
 May-99        $15,136         $10,381           $15,380        $15,819
 Jun-99        $16,038         $10,381           $16,143        $16,697
 Jul-99        $15,743         $10,412           $15,683        $16,176
 Aug-99        $15,752         $10,437           $15,612        $16,096
 Sep-99        $15,875         $10,487           $15,245        $15,654
 Oct-99        $16,701         $10,506           $16,119        $16,645
 Nov-99        $17,801         $10,512           $16,414        $16,983
 Dec-99        $19,973         $10,512           $17,276        $17,984
 Jan-00        $19,637         $10,537           $16,489        $17,080
 Feb-00        $20,922         $10,600           $16,228        $16,757
 Mar-00        $21,696         $10,687           $17,679        $18,396
 Apr-00        $20,615         $10,693           $17,195        $17,843
 May-00        $20,013         $10,700           $16,876        $17,477
 Jun-00        $20,592         $10,762           $17,286        $17,907
 Jul-00        $20,126         $10,781           $17,058        $17,627
 Aug-00        $21,438         $10,793           $18,037        $18,722
 Sep-00        $20,673         $10,849           $17,191        $17,734
 Oct-00        $20,404         $10,868           $17,137        $17,659
 Nov-00        $18,658         $10,874           $15,949        $16,267
 Dec-00        $19,227         $10,868           $16,049        $16,346
 Jan-01        $20,519         $10,937           $16,588        $16,926
 Feb-01        $18,824         $10,981           $15,241        $15,383
 Mar-01        $17,646         $11,006           $14,379        $14,408
 Apr-01        $19,050         $11,049           $15,379        $15,528
 May-01        $19,391         $11,099           $15,481        $15,632
 Jun-01        $19,449         $11,118           $15,148        $15,252
 Jul-01        $18,868         $11,087           $15,048        $15,102
 Aug-01        $18,013         $11,087           $14,217        $14,156
 Sep-01        $16,129         $11,137           $13,200        $13,013
 Oct-01        $16,589         $11,162           $13,455        $13,261
 Nov-01        $17,597         $11,143           $14,365        $14,278
 Dec-01        $18,025         $11,115           $14,469        $14,404

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)


Class 1 Shares                                  1 Year        Since Inception
                                                               (June 3, 1997)
Strategic Growth Portfolio(1)                   -6.25%            13.73%
Capital Market Benchmark(2)                     -9.85%             8.39%


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select available products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 90% Standard & Poor's 500 Composite Index and 10% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of May 31, 1997 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.
    Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

Although the period closed with strong performance, the SAM STRATEGIC GROWTH PORTFOLIO was affected by heightened market volatility during the 12-month period ended December 31, 2001. While being managed in an effort to manage risk relative to single asset-class equity investments, the Portfolio out-performed its benchmark index, as well as the S&P 500 Index, which posted a return of -11.88%. Long-term results have also been favorable; since its inception in 1997, the Portfolio has averaged 13.73% per year.

Economic/Market
Review

A weakening economy and falling corporate profits caused increased volatility in equity markets during much of the period. In an effort to spur economic growth, the Federal Reserve responded with eleven successive interest rate cuts, dropping the federal funds rate 475 basis points (4.75%) to its lowest level in over 40 years. Despite lower rates, businesses were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump from its previously low level and also hurt confidence and thus consumer spending. Additionally, the significant decrease in corporate and information technology spending especially impacted technology and communication companies as orders and earnings dropped substantially. Early in the period, defensive value stocks provided strong results, whereas growth or technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals and basic materials were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe. After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with very strong equity market performance in the fourth quarter, led by small-cap and cyclical growth companies. Fourth quarter performance represented was the strongest quarterly results (measured by the S&P 500) in two years and was in response to the potential for improved economic conditions in 2002.


Investment Strategy

The STRATEGIC GROWTH PORTFOLIO is diversified among eight funds, representing six major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and bear market for equity securities. Given the Strategic Growth Portfolio's diversified mix of equity investments, we were able to limit losses relative to single asset class equity investments. The overall investment strategy for the period was to:

- Favor value-based equity holdings while reducing growth-style positions early in the period, while looking for a re-entry point as economic conditions improve

- Substantially reduce technology positions in favor of positions in the finance, health care, and consumer staples sectors

- Maintain a broad mix of small-, mid-, and large-cap holdings, while adding to small-cap late in the period

- Slightly increase positions in fixed-income assets to 11% to manage risk and take advantage of falling interest rates

Review of Portfolio
Allocations

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by slightly increasing fixed-income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions early in the period. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Early in the 12-month period, we reduced the Portfolio's allocation in the tech-heavy GROWTH FUND and built a large position in the EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the period. We also slightly reduced the Portfolio's holdings in the INTERNATIONAL GROWTH FUND due to tighter market conditions and the resulting spillover effect the economic slowdown in the U.S. is having on foreign markets.

In addition, we recently added to positions in the SMALL CAP STOCK FUND, which rebounded and performed very strongly in the fourth quarter, leading the overall market advance. The fixed-income portion of the Portfolio, which represented 11% of total assets as of December 31, 2001, helped offset some of the risk of the equity markets during the period. Additionally, we slightly increased the Portfolio's allocation in the high-yield sector, as this segment of the market is likely to return to favor when economic conditions improve.

Outlook

There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of September 11th and the war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could be held back by rising unemployment, but layoff announcements seem to have already peaked. There are some other positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We have been looking for sustainable economic catalysts that signal a rebound in growth, but we do not expect the very strong growth of the late 1990s. Lately, we have been able to take some profits in bonds and move back into select equity positions. Overall, we maintain a positive long-term outlook on the financial markets and are cautiously optimistic about the potential for an economic and market rebound in 2002.

                Portfolio Allocation as of December 31, 2001(++)




Growth & Income Fund               34%
Growth Fund of the Northwest       9%
Mid Cap Stock Fund                13%
International Growth Fund          8%
WM High Yield Fund                 6%
Small Cap Stock Fund               8%
Equity Income Fund                10%
Growth Fund                       12%


Note: as a percentage of investment company securities.


            Asset Class Diversification as of December 31, 2001(++)



Large-Cap Stocks                   43%
Other Bonds                         2%
Corporate Bonds                     5%
Cash Equivalents                    4%
Foreign Stocks                     13%
Small-Cap Stocks                   11%
Mid-Cap Stocks                     22%


                                         (++) may not reflect current allocation

CONSERVATIVE GROWTH PORTFOLIO

Growth of a $10,000 Investment (class 1 shares)(1)

           SAM Con Growth
                                     Capital
                                    Benchmark
                                      Index         S&P 500
 DATE       Fund      Inflation      Grth 10K       Grth 10K
 ------    -------    ---------     ----------      --------
 May-97    $10,000     $10,000        $10,000        $10,000
 Jun-97    $10,300     $10,012        $10,348        $10,446
 Jul-97    $10,860     $10,025        $11,007        $11,275
 Aug-97    $10,420     $10,044        $10,550        $10,648
 Sep-97    $10,850     $10,069        $11,002        $11,232
 Oct-97    $10,420     $10,094        $10,792        $10,857
 Nov-97    $10,400     $10,087        $11,157        $11,359
 Dec-97    $10,490     $10,075        $11,325        $11,555
 Jan-98    $10,620     $10,094        $11,457        $11,683
 Feb-98    $11,310     $10,112        $12,032        $12,525
 Mar-98    $11,710     $10,131        $12,476        $13,167
 Apr-98    $11,880     $10,150        $12,583        $13,299
 May-98    $11,590     $10,169        $12,468        $13,071
 Jun-98    $11,856     $10,181        $12,854        $13,602
 Jul-98    $11,615     $10,194        $12,766        $13,457
 Aug-98    $10,030     $10,206        $11,537        $11,511
 Sep-98    $10,522     $10,219        $12,135        $12,249
 Oct-98    $11,093     $10,244        $12,807        $13,245
 Nov-98    $11,746     $10,244        $13,372        $14,048
 Dec-98    $12,578     $10,237        $13,923        $14,857
 Jan-99    $13,151     $10,262        $14,360        $15,478
 Feb-99    $12,769     $10,275        $13,972        $14,997
 Mar-99    $13,461     $10,306        $14,387        $15,597
 Apr-99    $14,124     $10,381        $14,791        $16,202
 May-99    $13,813     $10,381        $14,507        $15,819
 Jun-99    $14,567     $10,381        $15,057        $16,697
 Jul-99    $14,321     $10,412        $14,709        $16,176
 Aug-99    $14,311     $10,437        $14,656        $16,096
 Sep-99    $14,424     $10,487        $14,425        $15,654
 Oct-99    $15,080     $10,506        $15,080        $16,645
 Nov-99    $15,931     $10,512        $15,295        $16,983
 Dec-99    $17,530     $10,512        $15,903        $17,984
 Jan-00    $17,160     $10,537        $15,328        $17,080
 Feb-00    $17,991     $10,600        $15,181        $16,757
 Mar-00    $18,698     $10,687        $16,280        $18,396
 Apr-00    $17,929     $10,693        $15,923        $17,843
 May-00    $17,478     $10,700        $15,692        $17,477
 Jun-00    $17,892     $10,762        $16,061        $17,907
 Jul-00    $17,581     $10,781        $15,929        $17,627
 Aug-00    $18,588     $10,793        $16,691        $18,722
 Sep-00    $18,058     $10,849        $16,106        $17,734
 Oct-00    $17,903     $10,868        $16,090        $17,659
 Nov-00    $16,635     $10,874        $15,281        $16,267
 Dec-00    $17,093     $10,868        $15,419        $16,346
 Jan-01    $18,110     $10,937        $15,877        $16,926
 Feb-01    $16,884     $10,981        $14,905        $15,383
 Mar-01    $16,043     $11,006        $14,267        $14,408
 Apr-01    $16,998     $11,049        $15,025        $15,528
 May-01    $17,268     $11,099        $15,122        $15,632
 Jun-01    $17,282     $11,118        $14,882        $15,252
 Jul-01    $16,983     $11,087        $14,879        $15,102
 Aug-01    $16,395     $11,087        $14,279        $14,156
 Sep-01    $15,065     $11,137        $13,521        $13,013
 Oct-01    $15,465     $11,162        $13,787        $13,261
 Nov-01    $16,196     $11,143        $14,470        $14,278
 Dec-01    $16,484     $11,115        $14,531        $14,404

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)

Class 1 Shares                                 1 Year        Since Inception
                                                              (June 3, 1997)
Conservative Growth Portfolio(1)                -3.56%            11.53%
Capital Market Benchmark(2)                     -5.76%             8.50%


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select available products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 70% Standard & Poor's 500 Composite Index and 30% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of May 31, 1997 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.
    Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


Performance Review

Strong performance in the fourth quarter offset much of the volatility stemming from uncertainty in world economies and equity markets for much of 2001. The Portfolio returned -3.56% (for the 12-month period ended December 31, 2001. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio outperformed its benchmark as well as the S&P 500 Index, which posted a return of -11.88%. Long-term results have also been favorable; the Portfolio has averaged 11.53% per year since its inception in 1997.

Economic/Market
Review

A weakening economy and falling corporate profits caused increased volatility in equity markets during much of the period. In an effort to spur economic growth, the Federal Reserve responded with 11 successive interest rate cuts, dropping the federal funds rate 475 basis points (4.75%) to its lowest level in over 40 years. Despite lower rates, firms were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump and also hurt confidence and consumer spending. Also, the significant decrease in corporate spending especially impacted technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates.

Early in the period, defensive value stocks provided strong results, whereas growth and technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals and basic materials were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell, while fixed-income investments continued to reward investors. Foreign markets also followed suit, and the slowdown spread around the globe. After the terrorist attacks on September 11th, risks increased, uncertainty prevailed, and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with very strong equity market performance, led by small-cap and cyclical growth companies. The fourth quarter results were the strongest (measured by the S&P
500) in two years as the potential for improved economic conditions increased.

Investment Strategy

The CONSERVATIVE GROWTH PORTFOLIO is diversified among 10 funds, representing eight major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term horizon. The benefits of diversification have been increasingly evident during this period of recession and bear market for equities. Given our risk-averse stance and the Portfolio's investment in a diversified mix of both stock and bond investments, we were able to limit losses relative to many equity-based investments.

The overall investment strategy for the period was to:

- Increase positions in fixed-income assets early in the year to manage risk and take advantage of falling interest rates, then add to equity positions later given the potential for improving economic conditions

- Maintain a broad mix of small-, mid-, and large-cap holdings, adding to small-cap holdings in October

- Favor value-based equity holdings while reducing growth-style positions throughout much of the period

- Reduce technology positions in favor of finance, health care, and consumer staples sectors

Review of Portfolio
Allocations

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed-income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions early in the period. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology arena. Early in the year, we reduced the Portfolio's allocation in the tech-heavy GROWTH FUND and built a large position in the EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the period. We slightly reduced the Portfolio's holdings in the INTERNATIONAL GROWTH FUND due to tighter market conditions and the resulting spillover effect the economic slowdown in the U.S. In addition, we added to positions in the SMALL CAP STOCK FUND late in the year, which rebounded and performed very well in the fourth quarter, leading the overall market advance.

We took advantage of falling interest rates by adding to fixed-income positions early in the year, favoring corporate bond positions. The fixed-income portion of the Portfolio contributed positive results throughout much of the period and offset some of the negative performance of the equity markets. Given the potential for economic improvement and valuation levels of select equity holdings, we shifted our stance in the fourth quarter, adding to equities and reducing the allocation to both government and mortgage-backed bond holdings.

Outlook

There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of September 11th and the war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could be held back by rising unemployment, but layoff announcements seem to have already peaked. There are some other positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We have been looking for sustainable economic catalysts to signal a rebound in growth, but we do not expect a return to the very strong growth of the late 1990s. Lately, we have been able to take some profits in bonds and move back into select equity positions. Overall, we maintain a positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound in 2002.

                Portfolio Allocation as of December 31, 2001(++)

Growth & Income Fund               32%
WM High Yield Fund                  5%
International Growth Fund           5%
Growth Fund of the Northwest        8%
Mid Cap Stock Fund                  8%
Small Cap Stock Fund                6%
Growth Fund                         9%
Equity Income Fund                 10%
U.S. Government Securities Fund     6%
Income Fund                        11%


Note: as a percentage of investment company securities.



            Asset Class Diversification as of December 31, 2001(++)

Large-Cap Stocks                   39%
U.S. Treasuries                     2%
Mortgage-Backed Bonds               6%
Other Bonds                         2%
Corporate Bonds                    12%
Cash Equivalent                     4%
Foreign Stocks                      9%
Small-Cap Stocks                    9%
Mid-Cap Stocks                     17%


                                         (++) may not reflect current allocation

BALANCED PORTFOLIO

Growth of a $10,000 Investment (class 1 shares)(1)

           SAM Balanced           Benchmark
                                    Index      S&P 500
DATE        Fund      Inflation    Grth 10K    Grth 10K     LB Agg
------    --------    ---------   ----------   --------     -------
May-97     $10,000     $10,000      $10,000     $10,000     $10,000
Jun-97     $10,190     $10,012      $10,283     $10,446     $10,119
Jul-97     $10,680     $10,025      $10,830     $11,275     $10,392
Aug-97     $10,350     $10,044      $10,482     $10,648     $10,304
Sep-97     $10,700     $10,069      $10,847     $11,232     $10,456
Oct-97     $10,390     $10,094      $10,745     $10,857     $10,608
Nov-97     $10,390     $10,087      $11,018     $11,359     $10,657
Dec-97     $10,470     $10,075      $11,168     $11,555     $10,764
Jan-98     $10,600     $10,094      $11,302     $11,683     $10,902
Feb-98     $11,110     $10,112      $11,705     $12,525     $10,893
Mar-98     $11,410     $10,131      $12,025     $13,167     $10,931
Apr-98     $11,580     $10,150      $12,116     $13,299     $10,987
May-98     $11,440     $10,169      $12,070     $13,071     $11,092
Jun-98     $11,655     $10,181      $12,366     $13,602     $11,186
Jul-98     $11,534     $10,194      $12,313     $13,457     $11,210
Aug-98     $10,378     $10,206      $11,523     $11,511     $11,392
Sep-98     $10,719     $10,219      $12,027     $12,249     $11,659
Oct-98     $11,182     $10,244      $12,485     $13,245     $11,597
Nov-98     $11,655     $10,244      $12,899     $14,048     $11,663
Dec-98     $12,268     $10,237      $13,289     $14,857     $11,698
Jan-99     $12,691     $10,262      $13,615     $15,478     $11,781
Feb-99     $12,399     $10,275      $13,284     $14,997     $11,575
Mar-99     $12,929     $10,306      $13,586     $15,597     $11,639
Apr-99     $13,412     $10,381      $13,871     $16,202     $11,676
May-99     $13,103     $10,381      $13,646     $15,819     $11,573
Jun-99     $13,627     $10,381      $14,003     $16,697     $11,536
Jul-99     $13,461     $10,412      $13,755     $16,176     $11,488
Aug-99     $13,450     $10,437      $13,718     $16,096     $11,482
Sep-99     $13,579     $10,487      $13,609     $15,654     $11,615
Oct-99     $14,029     $10,506      $14,065     $16,645     $11,658
Nov-99     $14,614     $10,512      $14,207     $16,983     $11,657
Dec-99     $15,666     $10,512      $14,592     $17,984     $11,601
Jan-00     $15,351     $10,537      $14,201     $17,080     $11,563
Feb-00     $15,918     $10,600      $14,153     $16,757     $11,703
Mar-00     $16,435     $10,687      $14,938     $18,396     $11,857
Apr-00     $15,958     $10,693      $14,692     $17,843     $11,823
May-00     $15,693     $10,700      $14,537     $17,477     $11,817
Jun-00     $16,029     $10,762      $14,868     $17,907     $12,063
Jul-00     $15,846     $10,781      $14,819     $17,627     $12,172
Aug-00     $16,564     $10,793      $15,387     $18,722     $12,349
Sep-00     $16,246     $10,849      $15,029     $17,734     $12,427
Oct-00     $16,160     $10,868      $15,047     $17,659     $12,509
Nov-00     $15,373     $10,874      $14,577     $16,267     $12,714
Dec-00     $15,741     $10,868      $14,748     $16,346     $12,950
Jan-01     $16,512     $10,937      $15,130     $16,926     $13,161
Feb-01     $15,731     $10,981      $14,506     $15,383     $13,276
Mar-01     $15,188     $11,006      $14,083     $14,408     $13,342
Apr-01     $15,779     $11,049      $14,601     $15,528     $13,286
May-01     $15,998     $11,099      $14,693     $15,632     $13,366
Jun-01     $16,035     $11,118      $14,542     $15,252     $13,417
Jul-01     $15,932     $11,087      $14,634     $15,102     $13,717
Aug-01     $15,615     $11,087      $14,260     $14,156     $13,875
Sep-01     $14,753     $11,137      $13,767     $13,013     $14,036
Oct-01     $15,093     $11,162      $14,042     $13,261     $14,329
Nov-01     $15,568     $11,143      $14,484     $14,278     $14,132
Dec-01     $15,761     $11,115      $14,502     $14,404     $14,041

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)


Class 1 Shares                                 1 Year        Since Inception
                                                              (June 3, 1997)
Balanced Portfolio(1)                           0.13%             10.45%
Capital Market Benchmark(2)                    -1.67%             8.45%


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select available products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 50% Standard & Poor's 500 Composite Index and 50% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of May 31, 1997 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.
    Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


Performance Review

The SAM BALANCED PORTFOLIO returned 0.13% for the 12-month period ended December 31, 2001. During this period of heightened equity market volatility, the Portfolio out-paced its benchmark and significantly outperformed the S&P 500, which posted a return of -11.88%. Despite the recent bear market for stocks, long-term results have also been favorable. Since its inception in 1997, the Portfolio has averaged 10.45% per year.

Economic/Market
Review

A weakening economy and falling corporate profits caused increased volatility in equity markets during much of the period. In an effort to spur economic growth, the Federal Reserve responded with 11 successive interest rate cuts, dropping the federal funds rate 475 basis points (4.75%) to its lowest level in over 40 years. Despite lower rates, firms were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump and also hurt confidence and consumer spending. Also, the significant decrease in corporate spending especially impacted technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates.

Early in the period, defensive value stocks provided strong results, whereas growth and technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals and basic materials were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell, while fixed-income investments continued to reward investors. Foreign markets also followed suit, and the slowdown spread around the globe. After the terrorist attacks on September 11th, risks increased, uncertainty prevailed, and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with very strong equity market performance, led by small-cap and cyclical growth companies. The fourth quarter results were the strongest (measured by the S&P 500) in two years as the potential for improved economic conditions increased.

Investment Strategy

THE SAM BALANCED PORTFOLIO is diversified among 11 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and bear market for equity securities. Given our risk-averse stance and the Portfolio's investment in a diversified mix of both stock and bond investments, we were able to limit losses relative to many equity-based investments.

The overall investment strategy for the period was to:

- Allocate 46% in fixed-income assets to manage risk and take advantage of falling interest rates, while adding to equities late in the period

- Significantly favor corporate bond positions while taking some profits and reducing mortgage-backed bonds

- Favor value-based equity holdings while reducing growth-style positions throughout much of the period

- Maintain a broad mix of small-, mid-, and large-cap holdings, adding to small-cap holdings in October


Review of Portfolio
Allocations

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed- income assets and repositioning the equity portion of the Portfolio in more defensive, value-based positions early in the period. This significantly benefited the relative performance of the Portfolio as the stock prices of growth- based equities dropped significantly, particularly in the technology arena. Early in the year, we reduced the Portfolio's allocation in the tech-heavy GROWTH FUND and built a large position in the EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive such as health care and consumer staples. The Portfolio also benefited from its position in the MID CAP STOCK FUND, as the mid-cap value style led the market and provided very strong performance during the first half of the year. We slightly reduced the Portfolio's holdings in the INTERNATIONAL GROWTH FUND due to tighter market conditions and the resulting spillover effect the economic slowdown in the U.S. In addition, we added to positions in the SMALL CAP STOCK FUND late in the year, which rebounded and performed very well in the fourth quarter, leading the overall market advance.

We took advantage of falling interest rates by adding to fixed-income positions throughout much of the period, favoring the corporate bond holdings found in the Income Fund. The fixed-income portion of the Portfolio, which represented 46% of total assets as of December 31, 2001, contributed positive results and offset some of the negative performance of the equity markets. Bond holdings were strong performers throughout much of the past 12 months -- the U.S. GOVERNMENT SECURITIES FUND, INCOME FUND, and the SHORT TERM INCOME FUND were among the strongest performing WM VT Funds for the year. Currently, we are increasing higher-yielding corporate positions given the potential for economic improvements.

Outlook

There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of September 11th and the war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could be held back by rising unemployment, but layoff announcements seem to have already peaked. There are some other positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We have been looking for sustainable economic catalysts to signal a rebound in growth, but we do not expect a return to the very strong growth of the late 1990s. Lately, we have been able to take some profits in bonds and move back into select equity positions. Overall, we maintain a positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound in 2002.


                Portfolio Allocation as of December 31, 2001(++)

                                  [PIE CHART]

U.S. Government Securities Fund         15%
Income Fund                             16%
WM High Yield Fund                       5%
Mid Cap Stock Fund                       6%
International Growth Fund                3%
Growth Fund                              5%
Small Cap Stock Fund                     5%
Equity Income Fund                       9%
Growth Fund of the Northwest             5%
Short Term Income Fund                   7%
Growth & Income Fund                    24%


Note: as a percentage of investment company securities.

            Asset Class Diversification as of December 31, 2001(++)

Large-Cap Stocks       28%
Asset-Backed Bonds      1%
U.S. Treasuries         6%
Foreign Stocks          6%
Cash Equivalents        4%
Small-Cap Stocks        7%
Other Bonds             1%
Mid-Cap Stocks          13%
Mortgage-Backed Bonds   15%
Corporate Bonds         19%


                                           ++ may not reflect current allocation

CONSERVATIVE BALANCED PORTFOLIO

Growth of a $10,000 Investment (class 1 shares)(1)

               Conservative Balanced        Benchmark
                                              Index      S&P 500
DATE              Fund        Inflation     Grth 10K     Grth 10K      LB Agg
------        ------------    ---------     ----------   --------     -------
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98           $10,000
Apr-98           $10,000       $10,000       $10,000      $10,000     $10,000
May-98           $10,090       $10,018       $10,015      $ 9,828     $10,095
Jun-98           $10,163       $10,031       $10,197      $10,227     $10,181
Jul-98           $10,183       $10,043       $10,179      $10,118     $10,202
Aug-98           $10,233       $10,055       $ 9,854      $ 8,655     $10,368
Sep-98           $10,383       $10,068       $10,204      $ 9,210     $10,611
Oct-98           $10,323       $10,092       $10,416      $ 9,959     $10,555
Nov-98           $10,404       $10,092       $10,646      $10,563     $10,615
Dec-98           $10,424       $10,086       $10,853      $11,171     $10,647
Jan-99           $10,493       $10,111       $11,043      $11,639     $10,722
Feb-99           $10,363       $10,123       $10,805      $11,277     $10,535
Mar-99           $10,446       $10,154       $10,976      $11,728     $10,593
Apr-99           $10,538       $10,228       $11,128      $12,182     $10,627
May-99           $10,497       $10,228       $10,981      $11,895     $10,533
Jun-99           $10,472       $10,228       $11,139      $12,555     $10,499
Jul-99           $10,482       $10,258       $11,002      $12,163     $10,455
Aug-99           $10,460       $10,283       $10,982      $12,103     $10,450
Sep-99           $10,567       $10,332       $10,981      $11,771     $10,571
Oct-99           $10,599       $10,351       $11,217      $12,516     $10,610
Nov-99           $10,620       $10,357       $11,285      $12,770     $10,609
Dec-99           $10,618       $10,357       $11,447      $13,522     $10,558
Jan-00           $10,596       $10,382       $11,248      $12,843     $10,524
Feb-00           $10,693       $10,443       $11,279      $12,600     $10,651
Mar-00           $10,786       $10,529       $11,714      $13,832     $10,792
Apr-00           $10,786       $10,535       $11,585      $13,416     $10,760
May-00           $10,743       $10,542       $11,509      $13,141     $10,755
Jun-00           $10,917       $10,603       $11,762      $13,465     $10,979
Jul-00           $10,994       $10,622       $11,782      $13,254     $11,078
Aug-00           $11,359       $10,634       $12,121      $14,078     $11,239
Sep-00           $11,250       $10,689       $11,982      $13,334     $11,310
Oct-00           $11,217       $10,708       $12,023      $13,278     $11,385
Nov-00           $10,904       $10,714       $11,876      $12,231     $11,571
Dec-00           $11,152       $10,708       $12,048      $12,291     $11,787
Jan-01           $11,580       $10,775       $12,314      $12,727     $11,979
Feb-01           $11,254       $10,818       $12,052      $11,567     $12,083
Mar-01           $11,011       $10,843       $11,865      $10,834     $12,143
Apr-01           $11,284       $10,886       $12,107      $11,676     $12,092
May-01           $11,398       $10,935       $12,182      $11,754     $12,165
Jun-01           $11,421       $10,954       $12,126      $11,468     $12,211
Jul-01           $11,455       $10,923       $12,280      $11,355     $12,485
Aug-01           $11,341       $10,923       $12,148      $10,644     $12,628
Sep-01           $10,955       $10,972       $11,953      $ 9,785     $12,775
Oct-01           $11,171       $10,997       $12,196      $ 9,971     $13,042
Nov-01           $11,364       $10,978       $12,359      $10,736     $12,862
Dec-01           $11,421       $10,951       $12,336      $10,831     $12,779

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)

Class 1 Shares                                 1 Year       Since Inception
                                                            (April 23, 1998)
Conservative Balanced Portfolio(1)              2.40%             3.66%
Capital Market Benchmark(2)                     2.39%             5.89%


NOTE: AS OF 8/1/00, THE VT INCOME PORTFOLIO BECAME THE VT CONSERVATIVE BALANCED PORTFOLIO. THE PORTFOLIO'S OBJECTIVE AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE TAKEN INTO CONSIDERATION WHEN VIEWING PAST PERFORMANCE. PLEASE REVIEW THE PROSPECTUS FOR DETAILED INFORMATION.

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select available products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 2001 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 30% Standard & Poor's 500 Composite Index and 70% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of April 30, 1998 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Standard & Poor's 500 Composite Index is a broad-based index and is intended to represent the U.S. equity market.

(4) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


Performance Review

The SAM CONSERVATIVE BALANCED PORTFOLIO returned 2.40% for the 12-month period ended December 31, 2001, slightly outpacing its benchmark. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio benefited from its concentration in fixed-income holdings throughout the period. As of August 1, 2000, the Portfolio was repositioned to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective, long-term performance comparisons may not be relevant.

Economic/Market
Review

A weakening economy and falling corporate profits caused increased volatility in equity markets during much of the period. In an effort to spur economic growth, the Federal Reserve responded with 11 successive interest rate cuts, dropping the federal funds rate 475 basis points (4.75%) to its lowest level in over 40 years. Despite lower rates, firms were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump and also hurt confidence and consumer spending. Also, the significant decrease in corporate spending especially impacted technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates. The strong performance was widespread, as short-, intermediate-, and long-term government, corporate, and mortgage-backed bonds generated solid results.

Early in the period, defensive value stocks provided strength, whereas growth and technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals and basic materials were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe.

After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. This further boosted bond performance. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with very strong equity market performance, led by small-cap and cyclical growth companies. The fourth quarter results were the strongest (measured by the S&P 500) in two years as the potential for improved economic conditions increased. Performance of fixed-income holdings also reversed, giving back some of the gains from early in the year as interest rates increased.

Investment Strategy

The SAM CONSERVATIVE BALANCED PORTFOLIO is diversified among 11 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and prolonged bear market for equity securities. Given our risk-averse stance and the Portfolio's investment in a diversified mix of both bond and stock investments, we were able to significantly limit losses during the period.

The overall investment strategy for the period was to:

- Allocate 65% of assets in fixed-income assets to manage risk and take advantage of falling interest rates, while adding to equities late in the period

- Significantly favor higher-yielding corporate bond positions while taking some profits and reducing government and mortgage-backed bonds late in the period

- Within the 35% equity position of the Portfolio, we maintained a broad mix of small-, mid-, and large-cap holdings, adding to small-cap holdings in October

Review of Portfolio
Allocations

We took advantage of falling interest rates by adding to fixed-income positions throughout much of the period, favoring the corporate bond holdings found in the INCOME FUND. The fixed-income portion of the Portfolio, which represented 65% of total assets as of December 31, 2001, contributed positively and offset some of the negative performance of the equity markets. Bond holdings were strong performers throughout much of the past 12 months -- the U.S. GOVERNMENT SECURITIES FUND, INCOME FUND, and the SHORT TERM INCOME FUND were among the strongest performing WM VT Funds for the year. All three Funds benefited from both strong price appreciation and steady income streams as yields fell across all maturities. As rates have increased in recent months, we now favor higher-yielding corporate positions given the potential for economic improvements.

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by increasing fixed-income assets and repositioning the equity portion of the Portfolio into more defensive, value-based positions early in the period. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology arena. Early in the year, we reduced the Portfolio's allocation in the tech-heavy GROWTH FUND and built a large position in the EQUITY INCOME FUND, which favors a more traditional value style of investment. We maintained a broad mix of small-, mid-, and large- company holdings, and benefited most from our switch to industry sectors that are less economically sensitive, such as health care and consumer staples. We will now look to selectively increase cyclical sectors as conditions improve.

Outlook

There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of September 11th and the war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could be held back by rising unemployment, but layoff announcements seem to have already peaked. There are some other positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We have been looking for sustainable economic catalysts to signal a rebound in growth, but we do not expect a return to the very strong growth of the late 1990s. Lately, we have been able to take some profits in bonds and move back into select equity positions. Overall, we maintain a positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound in 2002.

                Portfolio Allocation as of December 31, 2001(++)

Income Fund                        28%
Growth Fund of the Northwest        4%
Mid Cap Stock Fund                  4%
International Growth Fund           2%
WM High Yield Fund                  6%
Small Cap Stock Fund                2%
Equity Income Fund                  6%
Growth Fund                         3%
Short Term Income Fund              9%
Growth & Income Fund               16%
U.S. Government Securities Fund    20%



Note: as a percentage of investment company securities.

            Asset Class Diversification as of December 31, 2001(++)

Corporate Bonds               29%
Other Bonds                    1%
Large-Cap Stocks              19%
Asset-Backed Bonds             1%
U.S. Treasuries                8%
Foreign Stocks                 4%
Cash Equivalents               4%
Small-Cap Stocks               4%
Mid-Cap Stocks                 8%
Mortgage-Backed Bonds         22%


                                         (++) may not reflect current allocation

FLEXIBLE INCOME PORTFOLIO

Growth of a $10,000 Investment (class 1 shares)(1)

                SAM Flex Inc                 Benchmark
                                               Index
DATE               Fund       Inflation       Grth 10K        LB Agg
------           ---------    ---------      ----------       -------
May-97
Jun-97
Jul-97
Aug-97            $10,000        $10,000        $10,000       $10,000
Sep-97            $10,110        $10,025        $10,188       $10,148
Oct-97            $10,110        $10,050        $10,287       $10,295
Nov-97            $10,140        $10,044        $10,377       $10,343
Dec-97            $10,230        $10,031        $10,489       $10,447
Jan-98            $10,350        $10,050        $10,622       $10,581
Feb-98            $10,540        $10,068        $10,691       $10,572
Mar-98            $10,650        $10,087        $10,778       $10,608
Apr-98            $10,720        $10,106        $10,840       $10,663
May-98            $10,740        $10,124        $10,913       $10,765
Jun-98            $10,871        $10,137        $11,041       $10,856
Jul-98            $10,831        $10,149        $11,050       $10,879
Aug-98            $10,470        $10,162        $11,052       $11,056
Sep-98            $10,771        $10,174        $11,356       $11,315
Oct-98            $10,961        $10,199        $11,395       $11,255
Nov-98            $11,172        $10,199        $11,522       $11,319
Dec-98            $11,432        $10,193        $11,620       $11,353
Jan-99            $11,623        $10,218        $11,743       $11,434
Feb-99            $11,452        $10,230        $11,521       $11,234
Mar-99            $11,680        $10,261        $11,625       $11,295
Apr-99            $11,924        $10,336        $11,704       $11,332
May-99            $11,803        $10,336        $11,584       $11,232
Jun-99            $11,950        $10,336        $11,615       $11,196
Jul-99            $11,847        $10,367        $11,535       $11,149
Aug-99            $11,796        $10,392        $11,524       $11,143
Sep-99            $11,853        $10,442        $11,613       $11,273
Oct-99            $12,019        $10,460        $11,726       $11,314
Nov-99            $12,174        $10,466        $11,748       $11,313
Dec-99            $12,415        $10,466        $11,767       $11,259
Jan-00            $12,278        $10,491        $11,673       $11,222
Feb-00            $12,436        $10,554        $11,778       $11,357
Mar-00            $12,719        $10,641        $12,033       $11,507
Apr-00            $12,602        $10,647        $11,966       $11,474
May-00            $12,528        $10,653        $11,936       $11,468
Jun-00            $12,736        $10,715        $12,189       $11,707
Jul-00            $12,736        $10,734        $12,270       $11,813
Aug-00            $13,081        $10,746        $12,506       $11,985
Sep-00            $13,040        $10,802        $12,511       $12,060
Oct-00            $13,063        $10,821        $12,580       $12,140
Nov-00            $12,877        $10,827        $12,667       $12,339
Dec-00            $13,133        $10,821        $12,885       $12,568
Jan-01            $13,564        $10,889        $13,120       $12,773
Feb-01            $13,366        $10,933        $13,103       $12,884
Mar-01            $13,206        $10,958        $13,079       $12,949
Apr-01            $13,361        $11,001        $13,131       $12,894
May-01            $13,484        $11,051        $13,211       $12,972
Jun-01            $13,510        $11,070        $13,224       $13,021
Jul-01            $13,656        $11,039        $13,477       $13,313
Aug-01            $13,622        $11,039        $13,532       $13,466
Sep-01            $13,374        $11,088        $13,564       $13,622
Oct-01            $13,633        $11,113        $13,845       $13,907
Nov-01            $13,734        $11,094        $13,780       $13,715
Dec-01            $13,769        $11,067        $13,713       $13,627

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01(1)

Class 1 Shares                                 1 Year        Since Inception
                                                           (September 9, 1997)
Flexible Income Portfolio(1)                    4.84%             7.70%
Capital Market Benchmark(2)                     6.42%             7.56%


(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders in other select available products. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 10% Standard & Poor's 500 Composite Index and 90% Lehman Brothers Aggregate Bond Index. The returns shown for the Portfolio assume reinvestment of all dividends and distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of August 31, 1998 and not from the inception of the index. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole.

(4) Inflation is measured by the Consumer Price Index for all urban consumers.
    Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, so that an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.


Performance Review

The SAM FLEXIBLE INCOME PORTFOLIO provided positive results despite significant equity market volatility, returning 4.84% for the 12-month period ended December 31, 2001. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio benefited from its fixed-income holdings throughout the period. Long-term results have also been favorable; since its inception in 1997, the Portfolio has averaged 7.70% per year.

Economic/Market
Review

A weakening economy and falling corporate profits caused increased volatility in equity markets during much of the period. In an effort to spur economic growth, the Federal Reserve responded with 11 successive interest rate cuts, dropping the federal funds rate 475 basis points (4.75%) to its lowest level in over 40 years. Despite lower rates, firms were forced to slash spending and cut jobs to meet already falling earnings forecasts. This caused the unemployment rate to jump and also hurt confidence and consumer spending. Also, the significant decrease in corporate spending especially impacted technology and communication companies as orders and earnings dropped substantially. Bond investments generated strong performance throughout the period as prices rose in response to falling interest rates. The strong performance was widespread, as short-, intermediate-, and long-term government, corporate, and mortgage-backed bonds generated solid results.

Early in the period, defensive value stocks provided strength, whereas growth and technology-related holdings were very volatile. Small- and mid-sized value holdings led the market, while consumer cyclicals and basic materials were among the best performing market sectors. As 2001 progressed, the prospects of a recession increased and equity markets fell across the board, while fixed-income investments continued to reward investors. Foreign markets also followed the lead of the U.S., and the slowdown looked like it would spread around the globe.

After the terrorist attacks on September 11th, market risks increased and a "flight to quality" ensued. This further boosted bond performance as yields fell dramatically. Mortgage yields also fell and consumers rushed to refinance, prepaying mortgage bonds and causing corporate issues to look more attractive going forward. Uncertainty prevailed and global equity markets sold off in response to a very cloudy profit picture and worsening consumer and business confidence. After the initial negative impact, however, the period closed with very strong equity market performance. Performance of fixed-income holdings also reversed in the fourth quarter, giving back some of the gains from early in the year as interest rates increased.

Investment Strategy

The FLEXIBLE INCOME PORTFOLIO is diversified among 10 funds, representing nine major asset classes. The combination of asset classes helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and bear market for equities. Given the Portfolio's significant focus on fixed-income investments, we were able to significantly outperform the market during the period.

The overall investment strategy for the period was to:

- Allocate 78% of assets in fixed-income assets to manage risk and take advantage of falling interest rates, while adding to equities late in the period

- Significantly favor higher-yielding corporate bond positions while taking some profits and reducing mortgage-backed bonds late in the period

- Within the 22% equity position of the Portfolio, we maintained a broad mix of growth, value, small-, mid-, and large-cap holdings, adding to small-cap holdings in October

Review of Portfolio
Allocations

We took advantage of falling interest rates by adding to fixed-income positions throughout much of the period, favoring the corporate bond holdings found in the Income Fund. The fixed-income portion of the Portfolio, which represented 78% of total assets as of December 31, 2001, contributed positively and more than offset the negative performance of the equity markets. Bond holdings were strong performers throughout much of the past 12 months -- the U.S. GOVERNMENT SECURITIES FUND, INCOME FUND, and the SHORT TERM INCOME FUND were among the strongest performing WM VT Funds for the year. All three Funds benefited from both strong price appreciation and steady income streams as yields fell across all maturities. As rates have increased in recent months, we now favor higher-yielding corporate positions given the potential for economic improvements. Corporate bond performance is generally more tied to economic conditions than Treasury or mortgage-backed issues.

Given the uncertainty in the financial markets throughout the period, we substantially reduced overall Portfolio risk levels by decreasing stock holdings and repositioning the equity portion of the Portfolio into more defensive, value-based positions early in the period. This significantly benefited the relative performance of the Portfolio as the stock prices of growth-based equities dropped significantly, particularly in the technology and communications arenas. Throughout the 12-month period, we reduced the Portfolio's allocation in the tech-heavy GROWTH FUND and built a position in the EQUITY INCOME FUND, which favors a more traditional value style of investment. Within equities, we will now look to selectively increase cyclical sectors as conditions improve.

Outlook

There are still some economic and market risks given the corporate profit picture and the uncertainty caused by the political and psychological impacts of September 11th and the war in the Middle East. Consumer spending, which was the driving force behind the strong growth of the 1990s, could be held back by rising unemployment, but layoff announcements seem to have already peaked. There are some other positive signs on the horizon. With very aggressive monetary and fiscal stimulus, low inflation, and excess inventories being worked off, the U.S. economy could show signs of a rebound as we move through 2002. This would also provide a boost to foreign economies and could potentially lead the world out of global recession.

We have been looking for sustainable economic catalysts to signal a rebound in growth, but we do not expect a return to the very strong growth of the late 1990s. Lately, we have been able to take some profits in mortgage bonds, favor corporate bond issues, and slowly move back into select equity positions. Overall, we maintain a positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound in 2002.

                Portfolio Allocation as of December 31, 2001(++)

Income Fund                      31%
Growth Fund of the Northwest      2%
Mid Cap Stock Fund                3%
WM High Yield Fund                7%
Equity Income Fund                4%
Growth & Income Fund             12%
Growth Fund                       1%
Short Term Income Fund           13%
Small Cap Stock Fund              1%
U.S. Government Securities Fund  26%



Note: as a percentage of investment company securities.

            Asset Class Diversification as of December 31, 2001(++)

Corporate Bonds          34%
Asset-Backed Bonds        1%
Foreign Stocks            1%
Large-Cap Stocks         13%
Other Bonds               1%
U.S. Treasuries          11%
Mid-Cap Stocks            6%
Small-Cap Stocks          2%
Cash Equivalents          4%
Mortgage-Backed Bonds    27%


                                         (++) may not reflect current allocation

STATEMENTS of ASSETS and LIABILITIES

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

DECEMBER 31, 2001


                                                      STRATEGIC      CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                                       GROWTH          GROWTH           BALANCED         BALANCED         INCOME
                                                      PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    -------------    -------------    -------------    ------------    -----------
ASSETS:
Investments, at value
  (See portfolio of investments) (a) ............   $  97,641,347    $ 311,228,770    $ 355,727,844    $ 14,554,673    $ 90,839,874
Cash ............................................             327              168              186              78             886
Interest receivable .............................              24               54               36              15              21
Receivable for Portfolio shares sold ............         141,170          252,480          215,193          29,989         259,142
Unamortized organization costs ..................           3,409            3,409            3,409              --             926
Prepaid expenses ................................             306            1,192            1,259              45             178
                                                    -------------    -------------    -------------    ------------    ------------
    Total Assets ................................      97,786,583      311,486,073      355,947,927      14,584,800      91,101,027
                                                    -------------    -------------    -------------    ------------    ------------
LIABILITIES:
Payable for Portfolio shares redeemed ...........          18,433           55,250          284,607         134,089          14,099
Payable for investment securities purchased .....              --          580,000               --              --              --
Investment advisory fee payable .................           8,185           26,162           29,799           3,600           7,585
Administration fee payable ......................          12,278           39,243           44,698           1,799          11,377
Distribution fees payable .......................              26               75              157              42              21
Accrued legal and audit fees ....................          16,681           17,484           17,573          16,341          16,490
Accrued printing and postage expenses ...........           9,855           29,158           32,675           2,352           9,209
Accrued expenses and other payables .............           1,505            3,893            4,093             608             966
                                                    -------------    -------------    -------------    ------------    ------------
    Total Liabilities ...........................          66,963          751,265          413,602         158,831          59,747
                                                    -------------    -------------    -------------    ------------    ------------
NET ASSETS ......................................   $  97,719,620    $ 310,734,808    $ 355,534,325    $ 14,425,969    $ 91,041,280
                                                    =============    =============    =============    ============    ============
(a) Investments, at cost ........................   $ 111,872,189    $ 342,981,278    $ 366,303,132    $ 14,583,751    $ 88,590,310
                                                    =============    =============    =============    ============    ============
NET ASSETS CONSIST OF:
Undistributed net investment income .............   $   3,400,065    $   8,891,686    $   7,819,787    $    129,990    $    676,690
Accumulated net realized loss
  on investment transactions ....................        (769,207)      (2,454,019)      (4,987,204)        (60,250)        (76,387)
Net unrealized appreciation/(depreciation) of
  investments ...................................     (14,230,842)     (31,752,508)     (10,575,288)        (29,078)      2,249,564
Paid-in capital .................................     109,319,604      336,049,649      363,277,030      14,385,307      88,191,413
                                                    -------------    -------------    -------------    ------------    ------------
    Total Net Assets ............................   $  97,719,620    $ 310,734,808    $ 355,534,325    $ 14,425,969    $ 91,041,280
                                                    =============    =============    =============    ============    ============
NET ASSETS:
Class 1 Shares ..................................   $  97,400,638    $ 309,608,075    $ 354,082,156    $ 14,220,675    $ 90,859,586
                                                    -------------    -------------    -------------    ------------    ------------
Class 2 Shares ..................................   $     318,982    $   1,126,733    $   1,452,169    $    205,294    $    181,694
                                                    =============    =============    =============    ============    ============
SHARES OUTSTANDING:
Class 1 Shares ..................................       5,920,916       20,823,129       25,462,596       1,415,878       7,429,788
                                                    =============    =============    =============    ============    ============
Class 2 Shares ..................................          19,391           75,784          104,435          20,440          14,858
                                                    =============    =============    =============    ============    ============
CLASS 1 SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding ...................................   $       16.45    $       14.87    $       13.91    $      10.04    $      12.23
                                                    =============    =============    =============    ============    ============
CLASS 2 SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding ...................................   $       16.45    $       14.87    $       13.91    $      10.04    $      12.23
                                                    =============    =============    =============    ============    ============


                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                      STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                                        GROWTH           GROWTH          BALANCED        BALANCED          INCOME
                                                      PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -----------      ------------      -----------     -------------   -----------
INVESTMENT INCOME:
Dividends ......................................     $ 1,232,162      $  4,288,167      $ 5,000,555      $ 190,122      $   969,078
Interest .......................................          14,608            23,475           26,514          9,852           23,023
                                                     -----------      ------------      -----------      ---------      -----------
    Total investment income ....................       1,246,770         4,311,642        5,027,069        199,974          992,101
                                                     -----------      ------------      -----------      ---------      -----------
EXPENSES:
Investment advisory fee ........................          98,792           308,416          334,487         11,246           56,457
Administration fee .............................         148,188           462,622          501,730         16,869           84,686
Custodian fees .................................           2,610             4,394            2,926          2,729            3,013
Legal and audit fees ...........................          23,042            20,361           18,286         24,271           23,768
Amortization of organization costs .............           8,241             8,241            8,241             --            2,237
Printing and postage expenses ..................          15,819            48,116           51,977          3,162           11,931
Other ..........................................           7,622            20,725           20,025          1,786            4,004
Class 2 Shares distribution fees ...............              27                75              157             43               23
                                                     -----------      ------------      -----------      ---------      -----------
    Total expenses .............................         304,341           872,950          937,829         60,106          186,119
Fees waived by the investment
     advisor ...................................              --                --               --        (13,256)              --
Fees reduced by custodian credits ..............             (36)               (9)              (6)          (163)             (14)
                                                     -----------      ------------      -----------      ---------      -----------
    Net expenses ...............................         304,305           872,941          937,823         46,687          186,105
                                                     -----------      ------------      -----------      ---------      -----------
NET INVESTMENT INCOME ..........................         942,465         3,438,701        4,089,246        153,287          805,996
                                                     -----------      ------------      -----------      ---------      -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investment
     transactions ..............................      (3,476,475)       (9,490,231)      (9,308,488)       (32,744)        (293,114)
Capital gain distributions received ............       5,339,448        12,594,497        8,463,969        182,489          380,827
Net change in unrealized
     depreciation of investments ...............      (9,912,162)      (18,618,468)      (3,357,683)        44,522        2,277,543
                                                     -----------      ------------      -----------      ---------      -----------
Net realized and unrealized
     gain/(loss) on investments ................      (8,049,189)      (15,514,202)      (4,202,202)       194,267        2,365,256
                                                     -----------      ------------      -----------      ---------      -----------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................     $(7,106,724)     $(12,075,501)     $  (112,956)     $ 347,554      $ 3,171,252
                                                     ===========      ============      ===========      =========      ===========


                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                       STRATEGIC     CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                                        GROWTH          GROWTH          BALANCED         BALANCED         INCOME
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                     ------------    -------------    -------------    ------------    ------------

Net investment income ............................   $    942,465    $   3,438,701    $   4,089,246    $    153,287    $    805,996
Net realized loss on investment transactions .....     (3,476,475)      (9,490,231)      (9,308,488)        (32,744)       (293,114)
Capital gain distributions received ..............      5,339,448       12,594,497        8,463,969         182,489         380,827
Net change in unrealized depreciation of
  investments ....................................     (9,912,162)     (18,618,468)      (3,357,683)         44,522       2,277,543
                                                     ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) in net assets
  resulting from operations ......................     (7,106,724)     (12,075,501)        (112,956)        347,554       3,171,252

Distributions to shareholders from:
  Net investment income:
    Class 1 Shares ...............................     (3,223,976)     (11,915,056)      (5,764,997)        (99,201)       (535,308)
  Net realized gains on investments:
    Class 1 Shares ...............................     (2,741,181)      (8,457,161)      (8,494,227)             --        (370,328)
Net increase in net assets from
  Portfolio share transactions:
    Class 1 Shares ...............................     12,043,331       48,620,199       63,066,550       5,236,554      48,546,631
    Class 2 Shares ...............................        317,161        1,119,994        1,440,572         204,681         180,493
                                                     ------------    -------------    -------------    ------------    ------------
Net increase/(decrease) in net assets ............       (711,389)      17,292,475       50,134,942       5,689,588      50,992,740
NET ASSETS:
Beginning of year ................................     98,431,009      293,442,333      305,399,383       8,736,381      40,048,540
                                                     ------------    -------------    -------------    ------------    ------------
End of year ......................................   $ 97,719,620    $ 310,734,808    $ 355,534,325    $ 14,425,969    $ 91,041,280
                                                    ============    =============    =============    ============    ============
Undistributed net investment income
  at end of year .................................   $  3,400,065    $   8,891,686    $   7,819,787    $    129,990    $    676,690
                                                     ============    =============    =============    ============    ============


                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                        STRATEGIC     CONSERVATIVE                     CONSERVATIVE       FLEXIBLE
                                                         GROWTH          GROWTH          BALANCED        BALANCED         INCOME
                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      ------------    -------------    -------------   ------------    ------------

Net investment income .............................   $    475,209    $   3,757,122    $   6,705,422    $   388,370    $  1,620,147
Net realized gain/(loss) on investment
  transactions ....................................        (75,430)         717,091        2,668,878       (125,864)         39,550
Capital gain distributions received ...............      5,466,506       15,860,109       11,290,106             --         588,334
Net change in unrealized appreciation/
  (depreciation) of investments ...................    (11,302,077)     (30,468,846)     (21,820,568)       103,396        (313,296)
                                                      ------------    -------------    -------------    -----------    ------------
Net increase/(decrease) in net assets
  resulting from operations .......................     (5,435,792)     (10,134,524)      (1,156,162)       365,902       1,934,735

Distributions to Class 1 shareholders from:
  Net investment income ...........................       (415,552)        (957,519)      (7,270,963)      (388,370)     (1,681,180)
  Net realized gains on investments ...............       (578,804)      (2,114,274)      (1,259,444)          (272)       (156,364)
Net increase in net assets
  from Portfolio share transactions ...............     69,361,411      150,858,405      144,558,649      1,553,434      14,105,787
                                                      ------------    -------------    -------------    -----------    ------------
Net increase in net assets ........................     62,931,263      137,652,088      134,872,080      1,530,694      14,202,978
NET ASSETS:
Beginning of year .................................     35,499,746      155,790,245      170,527,303      7,205,687      25,845,562
                                                      ------------    -------------    -------------    -----------    ------------
End of year .......................................   $ 98,431,009    $ 293,442,333    $ 305,399,383    $ 8,736,381    $ 40,048,540
                                                      ============    =============    =============    ===========    ============
Undistributed net investment income
  at end of year ..................................   $  3,217,163    $  11,899,092    $   5,722,963    $        --    $    278,446
                                                      ============    =============    =============    ===========    ============


                       See Notes to Financial Statements.
                                                                              19

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


                                      STRATEGIC GROWTH PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO         BALANCED PORTFOLIO
                                     ----------------------------    -----------------------------    -----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       12/31/01        12/31/00       12/31/01         12/31/00         12/31/01        12/31/00
                                     ------------    ------------    ------------    -------------    ------------    -------------
AMOUNT
 Class 1
  Sold ...........................   $ 17,116,018    $ 70,845,608    $ 64,742,180    $ 171,193,106    $ 81,699,554    $ 161,195,102
  Issued as reinvestment
     of dividends ................      5,965,157         994,356      20,372,217        3,071,793      14,259,224        8,530,407
  Redeemed .......................    (11,037,844)     (2,478,553)    (36,494,198)     (23,406,494)    (32,892,228)     (25,166,860)
                                     ------------    ------------    ------------    -------------    ------------    -------------
  Net increase ...................   $ 12,043,331    $ 69,361,411    $ 48,620,199    $ 150,858,405    $ 63,066,550    $ 144,558,649
                                     ============    ============    ============    =============    ============    =============
 Class 2
  Sold ...........................   $    317,313              --    $  1,120,854               --    $  1,492,226               --
  Redeemed .......................           (152)             --            (860)              --         (51,654)              --
                                     ------------                    ------------                     ------------
  Net increase ...................   $    317,161              --    $  1,119,994               --    $  1,440,572               --
                                     ============                    ============                     ============
SHARES
 Class 1
  Sold ...........................        960,960       3,550,059       4,091,472        9,902,525       5,760,534       10,752,135
  Issued as reinvestment
     of dividends ................        343,813          49,892       1,328,045          178,282       1,020,429          569,335
  Redeemed .......................       (672,745)       (122,874)     (2,429,401)      (1,356,349)     (2,377,165)      (1,691,106)
                                     ------------    ------------    ------------    -------------    ------------    -------------
  Net increase ...................        632,028       3,477,077       2,990,116        8,724,458       4,403,798        9,630,364
                                     ============    ============    ============    =============    ============    =============
 Class 2
  Sold ...........................         19,400              --          75,842               --         108,143               --
  Redeemed .......................             (9)             --             (58)              --          (3,708)              --
                                     ------------                    ------------                     ------------
  Net increase ...................         19,391              --          75,784               --         104,435               --
                                     ============                    ============                     ============




                                           CONSERVATIVE
                                        BALANCED PORTFOLIO                           FLEXIBLE INCOME PORTFOLIO
                                    ------------------------------           -----------------------------------
                                    YEAR ENDED          YEAR ENDED           YEAR ENDED              YEAR ENDED
                                     12/31/01            12/31/00              12/31/01                12/31/00
                                    -----------        -----------           ------------           ------------
AMOUNT
 Class 1
  Sold ...........................  $ 7,519,199        $ 3,643,078           $ 55,027,442           $ 16,313,142
  Issued as reinvestment
     of dividends ................       99,201            388,642                905,636              1,837,544
  Redeemed .......................   (2,381,846)        (2,478,286)            (7,386,447)            (4,044,899)
                                    -----------        -----------           ------------           ------------
  Net increase ...................  $ 5,236,554        $ 1,553,434           $ 48,546,631           $ 14,105,787
                                    ===========        ===========           ============           ============
 Class 2
  Sold ...........................  $   246,256                 --           $    180,855                     --
  Redeemed .......................      (41,575)                --                   (362)                    --
                                    -----------                              ------------
  Net increase ...................  $   204,681                 --           $    180,493                     --
                                    ===========                              ============
SHARES
 Class 1
  Sold ...........................      763,683            365,349              4,603,017              1,370,553
  Issued as reinvestment
     of dividends ................       10,312             39,143                 76,380                154,550
  Redeemed .......................     (241,009)          (249,235)              (615,590)              (338,548)
                                    -----------        -----------           ------------           ------------
  Net increase ...................      532,986            155,257              4,063,807              1,186,555
                                    ===========        ===========           ============           ============
 Class 2
  Sold ...........................       24,581                 --                 14,888                     --
  Redeemed .......................       (4,141)                --                    (30)                    --
                                    -----------                              ------------
  Net increase ...................       20,440                 --                 14,858                     --
                                    ===========                              ============


                       See Notes to Financial Statements.

                      This Page Left Blank Intentionally.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME  FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                               --------------------------------------  --------------------------------------------
                                            NET REALIZED                               DISTRIBUTIONS
              NET ASSET VALUE,     NET     AND UNREALIZED  TOTAL FROM  DIVIDENDS FROM      FROM
                BEGINNING OF   INVESTMENT  GAIN/(LOSS) ON  INVESTMENT  NET INVESTMENT  NET REALIZED       TOTAL     NET ASSET VALUE,
                  PERIOD         INCOME     INVESTMENTS    OPERATIONS    INCOME(1)     CAPITAL GAINS  DISTRIBUTIONS   END OF PERIOD
              ---------------- ----------  --------------  ----------  --------------  -------------  ------------- ----------------

STRATEGIC GROWTH PORTFOLIO

Class 1
12/31/01           $18.61       $0.16(7)     $(1.27)        $(1.11)      $(0.57)        $(0.48)        $(1.05)         $16.45
12/31/00            19.59        0.13(7)      (0.84)         (0.71)       (0.11)         (0.16)         (0.27)          18.61
12/31/99            13.46        0.05(7)       6.35           6.40        (0.16)         (0.11)         (0.27)          19.59
12/31/98            10.70        0.17(7)       2.63           2.80        (0.03)         (0.01)         (0.04)          13.46
12/31/97(5)         10.00        0.10          0.60(8)        0.70           --             --             --           10.70

CLASS 2
12/31/01(6)        $15.54       $0.01(7)     $(0.90(8)      $(0.91       $   --         $   --         $   --          $16.45

CONSERVATIVE GROWTH PORTFOLIO

CLASS 1
12/31/01           $16.46       $0.17(7)     $(0.72)        $(0.55)      $(0.61)        $(0.43)        $(1.04)         $14.87
12/31/00            17.10        0.27(7)      (0.69)         (0.42)       (0.07)         (0.15)         (0.22)          16.46
12/31/99            12.54        0.12(7)       4.76           4.88        (0.16)         (0.16)         (0.32)          17.10
12/31/98            10.49        0.20(7)       1.89           2.09        (0.03)         (0.01)         (0.04)          12.54
12/31/97(5)         10.00        0.07          0.42(8)        0.49           --             --             --           10.49

CLASS 2
12/31/01(6)        $14.24       $0.01(7)     $ 0.62(8)      $ 0.63       $  --          $   --         $   --          $14.87

BALANCED PORTFOLIO

CLASS 1
12/31/01           $14.50       $0.17(7)     $(0.15)        $ 0.02       $(0.25)        $(0.36)        $(0.61)         $13.91
12/31/00            14.92        0.41(7)      (0.32)          0.09        (0.43)         (0.08)         (0.51)          14.50
12/31/99            12.20        0.34(7)       2.95           3.29        (0.48)         (0.09)         (0.57)          14.92
12/31/98            10.47        0.31(7)       1.49           1.80        (0.07)            --          (0.07)          12.20
12/31/97(5)         10.00        0.13          0.34(8)        0.47           --             --             --           10.47

CLASS 2
12/31/01(6)        $13.52       $0.02(7)     $ 0.37(8)      $ 0.39       $   --         $   --         $   --          $13.91


                       See Notes to Financial Statements.

                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     ---------------------------------------------------------------------------------------------
                                                                                               RATIO OF OPERATING
                                                                                              EXPENSES TO AVERAGE
                                                                                            NET ASSETS WITHOUT FEE
                                                                                               WAIVERS, EXPENSES
                                        RATIO OF                                            REIMBURSED AND/OR FEES
                      NET ASSETS,   OPERATING EXPENSES     RATIO OF NET                        REDUCED BY CREDITS
                     END OF PERIOD    TO AVERAGE NET    INVESTMENT INCOME TO    PORTFOLIO        ALLOWED BY THE
TOTAL RETURN(2)       (IN 000'S)       ASSETS(3)(4)      AVERAGE NET ASSETS   TURNOVER RATE       CUSTODIAN(4)
---------------      -------------  ------------------  --------------------  ------------- ----------------------
   (6.25)%             $ 97,401         0.31%                  0.95%                5%             0.31%
   (3.73)%               98,431         0.30%                  0.67%               12%             0.30%
   47.95%                35,500         0.35%                  0.35%                7%             0.43%
   26.19%                 4,949         0.35%                  1.42%               39%             0.80%
    7.00%                   591         0.35%(9)               0.51%(9)            11%            15.54%(9)

    5.86%                   319         0.56%(9)               0.70%(9)             5%             0.56%(9)



   (3.56)%             $309,608         0.28%                  1.11%                7%             0.28%
   (2.49)%              293,442         0.28%                  1.59%               13%             0.28%
   39.36%               155,790         0.35%                  0.85%               12%             0.36%
   19.91%                10,072         0.35%                  1.79%               35%             0.57%
    4.90%                 1,374         0.35%(9)               1.24%(9)            42%             6.67%(9)

    4.42%                 1,127         0.53%(9)               0.86%(9)             7%             0.53%(9)



    0.13%              $354,082         0.28%                  1.22%                8%             0.28%
    0.49%               305,399         0.29%                  2.76%               15%             0.29%
   27.71%               170,527         0.35%                  2.70%               13%             0.35%
   17.18%                11,161         0.35%                  2.79%               33%             0.54%
    4.70%                 2,354         0.35%(9)               2.34%(9)            15%             3.97%(9)

    2.88%                 1,452         0.53%(9)               0.97%(9)             8%             0.53%(9)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                               --------------------------------------   ---------------------------------------------
                                            NET REALIZED                                 DISTRIBUTIONS
             NET ASSET VALUE,      NET     AND UNREALIZED  TOTAL FROM   DIVIDENDS FROM       FROM                       NET ASSET
              BEGINNING OF     INVESTMENT  GAIN/(LOSS) ON  INVESTMENT   NET INVESTMENT   NET REALIZED      TOTAL          VALUE,
                 PERIOD          INCOME     INVESTMENTS    OPERATIONS     INCOME(1)      CAPITAL GAINS  DISTRIBUTIONS  END OF PERIOD
             ----------------  ----------  --------------  ----------   --------------   -------------  -------------  -------------
CONSERVATIVE BALANCED PORTFOLIO

CLASS 1
12/31/01         $ 9.90          $0.13       $ 0.10          $0.23        $(0.09)         $   --          $(0.09)        $10.04
12/31/00           9.90           0.49(7)     (0.00)(12)      0.49         (0.49)          (0.00)(12)      (0.49)          9.90
12/31/99          10.42           0.71(7)     (0.52)          0.19         (0.70)          (0.01)          (0.71)          9.90
12/31/98(10)      10.00           0.56(7)     (0.14)          0.42            --              --              --          10.42
12/31/97(10)      10.00             --           --             --            --              --              --          10.00

CLASS 2
12/31/01(6)       $9.92          $0.01        $0.11          $0.12        $   --          $   --          $   --         $10.04

FLEXIBLE INCOME PORTFOLIO

CLASS 1
12/31/01         $11.90          $0.17(7)     $0.40          $0.57        $(0.15)         $(0.09)         $(0.24)        $12.23
12/31/00          11.86           0.58(7)      0.10           0.68         (0.58)          (0.06)          (0.64)         11.90
12/31/99          11.38           0.58(7)      0.41           0.99         (0.50)          (0.01)          (0.51)         11.86
12/31/98          10.23           0.48(7)      0.69           1.17         (0.02)             --           (0.02)         11.38
12/31/97(11)      10.00           0.04         0.19(8)        0.23            --              --              --          10.23

CLASS 2
12/31/01(6)      $12.18          $0.02(7)    $ 0.03          $0.05        $   --          $   --          $   --         $12.23

----------------------------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

(3) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(4) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(5)  The  Strategic  Growth,   Conservative   Growth,  and  Balanced  Portfolios
     commenced operations on June 3, 1997.

(6)  All Portfolios commenced selling Class 2 Shares on November 6, 2001.

(7)  Per share numbers have been calculated using the average shares method.

(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

(9)  Annualized.

(10) The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.

(11) The Flexible Income Portfolio commenced operations on September 9, 1997.

(12) Amount represents less than $0.01 per share.


                       See Notes to Financial Statements.
24

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                 --------------------------------------------------------------------------------------------------
                                                                                              RATIO OF OPERATING
                                                                                             EXPENSES TO AVERAGE
                                                                                            NET ASSETS WITHOUT FEE
                                                                                              WAIVERS, EXPENSES
                                    RATIO OF                                                REIMBURSED AND/OR FEES
                  NET ASSETS,    OPERATING EXPENSES      RATIO OF NET                         REDUCED BY CREDITS
                 END OF PERIOD    TO AVERAGE NET     INVESTMENT INCOME TO     PORTFOLIO        ALLOWED BY THE
TOTAL RETURN(2)   (IN 000'S)        ASSETS(3)(4)      AVERAGE NET ASSETS    TURNOVER RATE       CUSTODIAN(4)
---------------  -------------   ------------------  --------------------   -------------   -----------------------
    2.40%            $14,221           0.41%                1.36%                2%                0.53%
    5.03%              8,736           0.37%                4.99%               67%                0.44%
    1.88%              7,206           0.35%                7.07%               17%                0.59%
    4.23%                829           0.35%(9)             7.39%(9)            61%                5.37%(9)
    0.00%                  0           0.35%(9)             0.00%(9)            99%            7,567.04%(9)

    1.21%                205           0.66%(9)             1.11%(9)             2%                0.78%(9)


    4.84%            $90,860           0.33%                1.43%                1%                0.33%
    5.79%             40,049           0.31%                4.84%               14%                0.31%
    8.58%             25,846           0.35%                5.09%                4%                0.41%
   11.75%              1,107           0.35%                4.90%               78%                1.51%
    2.30%                100           0.34%(9)             7.04%(9)             5%              116.19%(9)

    0.41%                182           0.58%(9)             1.18%(9)             1%                0.58%(9)


                       See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

DECEMBER 31, 2001

   SHARES                                                    VALUE
   ------                                                    -----
INVESTMENT COMPANY SECURITIES -- 99.4%
   781,491    WM VT Equity Income Fund ...............    $10,057,784
 1,901,295    WM VT Growth & Income Fund .............     32,664,241
   849,974    WM VT Growth Fund ......................     11,483,153
   527,357    WM VT Growth Fund of the Northwest .....      8,806,863
   738,341    WM High Yield Fund .....................      5,478,491
   768,828    WM VT International Growth Fund ........      7,849,738
   981,828    WM VT Mid Cap Stock Fund ...............     12,901,222
   692,863    WM VT Small Cap Stock Fund .............      7,877,855
                                                          -----------
                 Total Investment Company Securities
                 (Cost $111,350,189) .................     97,119,347
                                                          -----------

        PRINCIPAL
        AMOUNT
        ---------
REPURCHASE AGREEMENT -- 0.5%
    (Cost $522,000)
$   522,000   Agreement with Credit Suisse First
                Boston Corporation, 1.650% dated
                12/31/2001, to be repurchased at
                $522,048 on 01/02/2002, collateralized
                by $402,700 U.S. Treasury Bond,
                8.750% due 05/15/2017
                (Market Value $532,455) .............        522,000
                                                         -----------
TOTAL INVESTMENTS (Cost $111,872,189*) ......   99.9%     97,641,347
OTHER ASSETS AND LIABILITIES (Net) ..........    0.1          78,273
                                               -----     -----------
NET ASSETS ..................................  100.0%    $97,719,620
                                               =====     ===========

--------------
* Aggregate cost for federal tax purposes is $112,345,132.

CONSERVATIVE GROWTH PORTFOLIO

DECEMBER 31, 2001

        SHARES                                                 VALUE
        ------                                                 -----
INVESTMENT COMPANY SECURITIES -- 99.8%
    2,317,642    WM VT Equity Income Fund ..............    $ 29,828,056
    5,760,997    WM VT Growth & Income Fund ............      98,973,924
    2,079,021    WM VT Growth Fund .....................      28,087,572
    1,418,497    WM VT Growth Fund of the Northwest ....      23,688,893
    2,207,497    WM High Yield Fund ....................      16,379,627
    3,332,861    WM VT Income Fund .....................      34,361,799
    1,566,998    WM VT International Growth Fund .......      15,999,052
    1,971,389    WM VT Mid Cap Stock Fund ..............      25,904,052
    1,746,885    WM VT Small Cap Stock Fund ............      19,862,082
    1,607,935    WM VT U.S. Government Securities Fund .      16,963,713
                                                            ------------
                 Total Investment Company Securities
                   (Cost $341,801,278) .................     310,048,770
                                                            ------------

        PRINCIPAL
        AMOUNT
        ---------
REPURCHASE AGREEMENT -- 0.4%
  (Cost   $1,180,000)
$ 1,180,000   Agreement with Credit Suisse First
                Boston Corporation, 1.650% dated
                12/31/2001, to be repurchased at
                $1,180,108 on 01/02/2002, collateralized
                by $910,318 U.S. Treasury Bond,
                8.750% due 05/15/2017
                (Market Value $1,203,634) ..............         1,180,000

TOTAL INVESTMENTS (Cost $342,981,278*) ........   100.2%       311,228,770
OTHER ASSETS AND LIABILITIES (Net) ............    (0.2)          (493,962)
                                                  -----       ------------
NET ASSETS ....................................   100.0%      $310,734,808
                                                  =====       ============

------------
* Aggregate cost for federal tax purposes is $345,744,576.

                       See Notes to Financial Statements.
26

PORTFOLIOS OF INVESTMENTS

BALANCED PORTFOLIO

DECEMBER 31, 2001

    SHARES                                                      VALUE
    ------                                                      -----
INVESTMENT COMPANY SECURITIES -- 99.9%
   2,447,230   WM VT Equity Income Fund ..................  $ 31,495,856
   4,884,486   WM VT Growth & Income Fund ................    83,915,468
   1,354,661   WM VT Growth Fund .........................    18,301,475
   1,184,387   WM VT Growth Fund of the Northwest ........    19,779,261
   2,353,779   WM High Yield Fund ........................    17,465,043
   5,542,929   WM VT Income Fund .........................    57,147,601
   1,100,817   WM VT International Growth Fund ...........    11,239,338
   1,733,795   WM VT Mid Cap Stock Fund ..................    22,782,072
   9,014,683   WM VT Short Term Income Fund ..............    23,438,176
   1,429,252   WM VT Small Cap Stock Fund ................    16,250,595
   5,035,352   WM VT U.S. Government Securities Fund .....    53,122,959
                                                            ------------
               Total Investment Company Securities
                 (Cost $365,513,132) .....................   354,937,844
                                                             ------------

        PRINCIPAL
        AMOUNT
        ---------
REPURCHASE AGREEMENT -- 0.2%
        (Cost $790,000)
$  790,000  Agreement with Credit Suisse First
              Boston Corporation, 1.650% dated
              12/31/2001, to be repurchased at
              $790,072 on 01/02/2002, collateralized
              by $609,450 U.S. Treasury Bond,
              8.750% due 05/15/2017
              (Market Value $805,822) .................       790,000
                                                         ------------
TOTAL INVESTMENTS (Cost $366,303,132*) ....    100.1%     355,727,844
OTHER ASSETS AND LIABILITIES (Net) ........     (0.1)        (193,519)
                                               -----     ------------
ASSETS ....................................    100.0%    $355,534,325
                                               =====     ============

-----------
* Aggregate cost for federal tax purposes is $367,550,318.

CONSERVATIVE BALANCED PORTFOLIO
DECEMBER 31, 2001

        SHARES                                            VALUE
        ------                                            -----
INVESTMENT COMPANY SECURITIES -- 98.5%
   61,255   WM VT Equity Income Fund ...............   $   788,348
  135,862   WM VT Growth & Income Fund .............     2,334,106
   33,089   WM VT Growth Fund ......................       447,038
   28,829   WM VT Growth Fund of the Northwest .....       481,452
  115,469   WM High Yield Fund .....................       856,777
  387,988   WM VT Income Fund ......................     4,000,154
   29,963   WM VT International Growth Fund ........       305,924
   47,124   WM VT Mid Cap Stock Fund ...............       619,210
  475,754   WM VT Short Term Income Fund ...........     1,236,960
   24,596   WM VT Small Cap Stock Fund .............       279,654
  271,474   WM VT U.S. Government Securities Fund ..     2,864,050
                                                       -----------
            Total Investment Company Securities
            (Cost $14,242,751) .....................    14,213,673
                                                       -----------

        PRINCIPAL
        AMOUNT
        ---------
REPURCHASE AGREEMENT -- 2.4%
  (Cost   $341,000)
$ 341,000 Agreement with Credit Suisse First
            Boston Corporation, 1.650% dated
            12/31/2001, to be repurchased at
            $341,031 on 01/02/2002, collateralized
            by $263,066 U.S. Treasury Bond,
            8.750% due 05/15/2017
            (Market Value $347,830) .................         341,000
                                                          -----------
TOTAL INVESTMENTS (Cost $14,583,751*) .....   100.9%       14,554,673
OTHER ASSETS AND LIABILITIES (Net) ........    (0.9)         (128,704)
                                              -----       -----------
NET ASSETS ................................   100.0%      $14,425,969
                                              =====       ===========

------------
* Aggregate cost for federal tax purposes is $14,669,300.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

DECEMBER 31, 2001

     SHARES                                                  VALUE
     ------                                                  -----
INVESTMENT COMPANY SECURITIES -- 99.3%
     251,163  WM VT Equity Income Fund .................. $ 3,232,471
     604,347  WM VT Growth & Income Fund ................  10,382,674
      71,303  WM VT Growth Fund .........................     963,303
      94,086  WM VT Growth Fund of the Northwest ........   1,571,237
     805,163  WM High Yield Fund ........................   5,974,308
   2,753,535  WM VT Income Fund .........................  28,388,944
     229,242  WM VT Mid Cap Stock Fund ..................   3,012,246
   4,593,183  WM VT Short Term Income Fund ..............  11,942,275
     107,580  WM VT Small Cap Stock Fund ................   1,223,181
   2,244,098  WM VT U.S. Government Securities Fund .....  23,675,235
                                                          -----------
              Total Investment Company Securities
                (Cost $88,116,310) ......................  90,365,874
                                                          ===========

        PRINCIPAL
        AMOUNT
        ---------
REPURCHASE AGREEMENT -- 0.5%
  (Cost   $474,000)
$ 474,000 Agreement with Credit Suisse First
                Boston Corporation, 1.650% dated
                12/31/2001, to be repurchased at
                $474,043 on 01/02/2002, collateralized
                by $365,670 U.S. Treasury Bond,
                8.750% due 05/15/2017
                (Market Value $483,493) ............        474,000
                                                        -----------
TOTAL INVESTMENTS (Cost $88,590,310*) .....    99.8%     90,839,874
OTHER ASSETS AND LIABILITIES (Net) ........     0.2         201,406
                                              -----     -----------
NET ASSETS ................................   100.0%    $91,041,280
                                              =====     ===========

-------------
* Aggregate cost for federal tax purposes is $88,648,081.


                       See Notes to Financial Statements.
28

NOTES TO FINANCIAL STATEMENTS

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1. ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 11 funds and 5 portfolios (each a "Portfolio"; collectively, the "Portfolios"). The following Portfolios are included in this report: the Strategic Growth, Conservative Growth, Balanced, Conservative Balanced and the Flexible Income Portfolios.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"). At December 31, 2001, "The Washington Mutual Retirement Savings and Investment Plan" held approximately 35% of the outstanding shares in the Flexible Income Portfolio.

Each Portfolio invests, within certain percentage ranges, in Class 1 shares of certain underlying funds in the WM Group of Funds (collectively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percentages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, a publicly-owned financial services company, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class 1 share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001. The Portfolios currently comply with these provisions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of net long-term and short-term capital gains of the Portfolios are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio as a whole. Net investment income per share calculations in the Financial Highlights for the year ended December 31, 2001 exclude these adjustments:

                                                         INCREASE/       INCREASE/
                                                        (DECREASE)       (DECREASE)
                                         INCREASE/     UNDISTRIBUTED     ACCUMULATED
                                        (DECREASE)     NET INVESTMENT   NET REALIZED
NAME OF PORTFOLIO                     PAID-IN CAPITAL  INCOME/(LOSS)     GAIN/(LOSS)
-----------------                     ---------------  --------------   ------------
Strategic Growth Portfolio ........      $(4,005)       $2,464,413      $(2,460,408)
Conservative Growth Portfolio .....       (4,005)        5,468,949       (5,464,944)
Balanced Portfolio ................       (4,005)        3,772,575       (3,768,570)
Conservative Balanced Portfolio ...         (190)           75,904          (75,714)
Flexible Income Portfolio .........        2,336           127,556         (129,892)

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Portfolios based upon the relative net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

RECLASSIFICATIONS:

Certain reclassifications have been made to the prior year financial statements in order to conform to the current year presentation.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. As investment advisor to the Portfolios, the Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, the Advisor is entitled to a

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

monthly fee at an annual rate of 0.10% of each Portfolio's average daily net assets. The Advisor has voluntarily waived $13,256 of its advisory fees for the Conservative Balanced Portfolio for the year ended December 31, 2001.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Portfolio. For its administrative services to the Portfolios, the Administrator is entitled to a monthly fee at an annual rate of 0.15% of each Portfolio's average daily net assets.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2001 are shown separately in the Statements of Operations.

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairman and committee members receive additional remunerations for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5. DISTRIBUTION PLAN

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to the Class 2 shares of the Portfolio (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, (the "Distributor") receives a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2001, were as follows:

NAME OF PORTFOLIO                     PURCHASES          SALES
-----------------                     ---------          -----
Strategic Growth Portfolio ........  $17,478,608       $4,982,000
Conservative Growth Portfolio .....   67,451,664       22,600,000
Balanced Portfolio ................   88,280,524       25,545,000
Conservative Balanced Portfolio ...    5,821,610          273,000
Flexible Income Portfolio .........   49,376,583          800,000

At December 31, 2001, aggregate gross unrealized appreciation for all Underlying Funds in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there was an excess of tax cost over value were as follows:

                                      TAX BASIS       TAX BASIS
                                      UNREALIZED      UNREALIZED
NAME OF PORTFOLIO                    APPRECIATION    DEPRECIATION
-----------------                    ------------    ------------
Strategic Growth Portfolio ........   $5,144,634      $19,848,419
Conservative Growth Portfolio .....   15,049,288       49,565,094
Balanced Portfolio ................   17,639,662       29,462,136
Conservative Balanced Portfolio ...      649,926          764,553
Flexible Income Portfolio .........    3,441,669        1,249,876

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

7. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

8. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the following Portfolios elected to defer capital losses occurring between November 1, 2001 and December 31, 2001 as follows:

NAME OF PORTFOLIO               CAPITAL LOSSES
-----------------               --------------
Strategic Growth Portfolio ........$556,828
Conservative Growth Portfolio ..... 136,098

Such losses will be treated as arising on the first day of the year ending December 31, 2002.

9. CAPITAL LOSS CARRYFORWARDS

At December 31, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                EXPIRING
NAME OF PORTFOLIO               IN 2009
-----------------               --------
Balanced Portfolio .........   $3,740,018
Flexible Income Portfolio ..       18,616

10. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of the Portfolios of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Portfolios of the WM Variable Trust (the "Portfolios") (comprising WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Balanced Portfolio, and WM Variable Trust Flexible Income Portfolio), as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Portfolios at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 1, 2002

OTHER INFORMATION (UNAUDITED)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED DECEMBER 31, 2001

1. TAX INFORMATION

In accordance with the Internal Revenue Code, the following Portfolios are designating, for purposes of their dividends paid deduction, the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income.

NAME OF PORTFOLIO
-------------------
Strategic Growth Portfolio .......   $1,515,574
Conservative Growth Portfolio ....    2,151,153
Conservative Balanced Portfolio ..       25,299
Flexible Income Portfolio ........      177,568

2. TRUSTEE INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS               LENGTH OF            PRINCIPAL OCCUPATION(S) DURING               OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE          TIME SERVED(1)                 PAST 5 YEARS                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,          Sierra Funds-8 years     Retired President and CEO of GTE         Children's Bureau Foundation;
17960 Seabreeze Drive               WM Group of          California, Inc.                         Upward Bound House of Santa Monica
Pacific Palisades, CA 90272        Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,   Composite Funds-11 years   Retired doctor of internal medicine
3 East 40th Avenue                 WM Group of           and gastroenterology.
Spokane, WA 99203                 Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,          Composite Funds-3 years   CPA specializing in personal financial   St. George's School; YMCA of the
P.O. Box 28338                      WM Group of          and tax planning.                        Inland Northwest; Frank Russell
Spokane, WA 99228-8338             Funds-3 years                                                  Investment Company; Russell
                                                                                                  Insurance Funds; Avista
                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 73,        Sierra Funds-8 years   Partner at the law firm of Davis and     Braille Institute of America, Inc;
553 South Marengo Avenue              WM Group of        Whalen LLP.                              Children's Bureau of Southern
Pasadena, CA 91101                   Funds-3 years                                                California, Children's Bureau
                                                                                                  Foundation; Fifield Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 58,           Griffin Funds-5 years  Founder of McGinnis Investments.         Baptist Foundation of Texas; Texas
9225 Katy Freeway, Suite 205          WM Group of                                                 Tech University Foundation
Houston, TX 77024                   Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,           Sierra Funds-2 years   University professor, researcher and     Nordstrom Inc.; K2, Inc.; First
Ph.D., 57,                            WM Group of        administrator at the University of       Pacific Advisors Capital Funds;
110 Westwood Plaza, Suite C305       Funds-3 years       California Los Angeles.                  First Pacific Advisors and New
Los Angeles, CA 90095-1481                                                                        Income Fund, Member of Investment
                                                                                                  Company Institute National Board
                                                                                                  of Governors.
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 57,           Composite Funds-1 year Retired Chairman and CEO of BDO Seidman. Wild Seed, Inc.; Gitwit, Inc.;
4311 South Madison Road               WM Group of                                                 Catalytic, Inc.
Spokane, WA 99206                    Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                  Composite Funds-3 years Founder and Chairman of The Rockey       Downtown Seattle Association;
2121 Fifth Avenue                      WM Group of       Company.                                 Rainier Club
Seattle, WA 98121                     Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 48,           Griffin Funds-5 years  President of Williams College since 2000.
P.O. Box 687                          WM Group of        Prior thereto, Dean of the College of
Williamstown, MA 01267               Funds-3 years       Letters, Arts and Sciences; Professor of
                                                         Economics and Vice President of Planning,
                                                         University of Southern California.
------------------------------------------------------------------------------------------------------------------------------------

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

NAME, AGE, AND ADDRESS               LENGTH OF            PRINCIPAL OCCUPATION(S) DURING               OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE          TIME SERVED(1)                 PAST 5 YEARS                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey, 75,          Composite Funds-23 years Retired Managing Director of             AdMedia Partners Inc.; Czech and
444 Madison Avenue, 19th Floor        WM Group of        Dillon, Read & Co., an Investment Bank   Slovak American Enterprise Fund
New York, NY 10022                   Funds-3 years       now part of UBS Warburg.
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS
OF INTERESTED TRUSTEE(2)
------------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 66,             Composite Funds-4 years President of the Seattle Foundation.     Washington Mutual, Inc.; REI
425 Pike Street, Suite 510            WM Group of
Seattle, WA 98101                    Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,           Composite Funds-3 years Chairman of CPM Development              Washington Mutual, Inc.
P.O. Box 3366                         WM Group of        Corporation
Spokane, WA 99220-3366              Funds-3 years
------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,           Composite Funds-9 years President, CEO and Director of the       Member of Investment Company
President and CEO                      WM Group of       Advisor, Distributor and Administrator.  Institute National Board of
1201 Third Avenue, 22nd Floor        Funds-3 years                                                Governors
Seattle, WA 98101
------------------------------------------------------------------------------------------------------------------------------------

                                            POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS                                    &                                         PRINCIPAL OCCUPATION(S) DURING
      OF OFFICER                                 LENGTH OF TIME SERVED                                     PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,       First Vice President, Chief Financial Officer and Treasurer    First Vice President of the
1201 Third Avenue, 22nd Floor   since 2001. First Vice  President and Chief Financial Officer  Administrator, Treasurer and CFO of
Seattle, WA 98101               since 1998. Vice President and Treasurer since 1988.           the Trust and First Vice President
                                                                                               and Director of the Advisor and
                                                                                               Distributor.
------------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 47,                  Senior Vice President since 2000.                        Senior Vice President and Director
12009 Foundation Place, Suite 350     First Vice President since 1997.                         of the Distributor and Director of
Gold River, CA 95670                                                                           the Advisor and Administrator since
                                                                                               1997. Prior thereto, senior level
                                                                                               positions with AIM Management.
------------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 51,                First Vice President since 2000.                         First Vice President, Secretary and
1201 Third Avenue, 22nd Floor                                                                  Director of the Advisor, Distributor,
Seattle, WA 98101                                                                              and Administrator.
------------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 40,                First Vice President since 2001.                         First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor         Vice President since 1999.
Seattle, WA 98101
------------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 43,               First Vice President since 2001.                         First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor                                                                  Prior thereto, senior level positions
Seattle, WA 98101                                                                              with Smoot, Miller, Cheney and Co.
------------------------------------------------------------------------------------------------------------------------------------
John T. West, 47,                  First Vice President and Compliance Officer since 2001.     Vice President of the Administrator.
1201 Third Avenue, 22nd Floor      Vice President  and Compliance Officer since 1998.
Seattle, WA 98101                  Secretary since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                    Senior Vice President since 2001.                    Senior Vice President and Chief
1201 Third Avenue, 22nd Floor             First Vice President since 1999.                     Investment Officer of the Advisor.
Seattle, WA 98101                                                                              Prior to 1999, senior positions at
                                                                                               D.A. Davidson and Boatmen's Trust.
------------------------------------------------------------------------------------------------------------------------------------

Note: The Statement of Additional Information includes additional information about Portfolio Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[LOGO] WM VARIABLE TRUST
WM Funds Distributor, Inc.
12009 Foundation Place, Suite 350
Gold River, CA 95670


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